Exhibit 4.12

IDAHO POWER COMPANY

TO

DEUTSCHE BANK TRUST COMPANY AMERICAS

AND

STANLEY BURG,

As Trustees under its Mortgage and Deed of Trust
dated as of October 1, 1937.

Instrument of Further Assurance

Dated as of August 3, 2010

INSTRUMENT OF FURTHER ASSURANCE

INSTRUMENT OF FURTHER ASSURANCE dated as of the 3rd day of August, 2010 made by IDAHO POWER COMPANY, a corporation of the State of Idaho (successor by merger to Idaho Power Company, a corporation of the State of Maine, hereinafter sometimes called the “Maine Company”), whose address is 1221 West Idaho Street, Boise, Idaho 83702-5627 (hereinafter sometimes called the “Company”), for the benefit of DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly known as Bankers Trust Company, a corporation of the State of New York whose post office address is 60 Wall Street, New York, New York 10005 (hereinafter sometimes called the “Corporate Trustee”), and Stanley Burg (hereinafter sometimes called the “Individual Trustee”; the Corporate Trustee and the Individual Trustee being hereinafter together sometimes called the “Trustees”), as Trustees under the Mortgage and Deed of Trust dated as of October 1, 1937 hereinafter referred to.

WHEREAS, the Maine Company has heretofore executed and delivered to the Trustees its Mortgage and Deed of Trust, dated as of October 1, 1937, recorded as shown on Exhibit A attached hereto, which Exhibit A is incorporated by reference into this Instrument of Further Assurance (such Mortgage and Deed of Trust hereinafter sometimes referred to as the “Original Indenture”) to secure the payment both of the principal of and interest and premium, if any, on all Bonds at any time issued and outstanding thereunder and to declare the terms and conditions upon which Bonds are to be issued thereunder; and

WHEREAS, the Maine Company was merged into the Company on June 30, 1989; and

WHEREAS, in order to evidence the succession of the Company to the Maine Company and the assumption by the Company of the covenants and conditions of the Maine Company in the Bonds and in the Original Indenture, as supplemented, contained, and to enable the Company to have and exercise the powers and rights of the Maine Company under the Original Indenture, as supplemented, in accordance with the terms thereof, the Company executed and delivered to the Trustees a Twenty-eighth Supplemental Indenture, dated as of June 30, 1989, recorded as shown on Exhibit A (which supplemental indenture is hereinafter sometimes called the “Twenty-eighth Supplemental Indenture”); and

WHEREAS, said Twenty-eighth Supplemental Indenture was recorded in the records of the Counties of Elko,, Humboldt and Lander, Nevada; the Counties of Baker, Grant, Harney, Malheur, Morrow, Union and Wallowa, Oregon; the Counties of Ada, Adams, Bannock, Bear Lake, Bingham, Blaine, Boise, Bonneville, Butte, Camas, Canyon, Caribou, Cassia, Clark, Elmore, Gem, Gooding, Idaho, Jefferson, Jerome, Lemhi, Lincoln, Minidoka, Oneida, Owyhee, Payette, Power, Twin Falls, Valley and Washington, Idaho; the Counties of Lincoln and Sweetwater, Wyoming, all as shown on Exhibit A, and with the Secretary of State of the States of Idaho, Montana, Oregon, Nevada and Wyoming; and

WHEREAS, in accordance with the terms of the Original Indenture, the Maine Company or the Company has executed and delivered to the Trustees the following supplemental indentures in addition to the Twenty-eighth Supplemental Indenture:

Designation	Dated as of
First Supplemental Indenture	July 1, 1939
Second Supplemental Indenture	November 15, 1943
Third Supplemental Indenture	February 1, 1947
Fourth Supplemental Indenture	May 1, 1948
Fifth Supplemental Indenture	November 1, 1949
Sixth Supplemental Indenture	October 1, 1951
Seventh Supplemental Indenture	January 1, 1957
Eighth Supplemental Indenture	July 15, 1957
Ninth Supplemental Indenture	November 15, 1957
Tenth Supplemental Indenture	April 1, 1958
Eleventh Supplemental Indenture	October 15, 1958
Twelfth Supplemental Indenture	May 15, 1959
Thirteenth Supplemental Indenture	November 15, 1960
Fourteenth Supplemental Indenture	November 1, 1961
Fifteenth Supplemental Indenture	September 15, 1964
Sixteenth Supplemental Indenture	April 1, 1966
Seventeenth Supplemental Indenture	October 1, 1966
Eighteenth Supplemental Indenture	September 1, 1972
Nineteenth Supplemental Indenture	January 15, 1974
Twentieth Supplemental Indenture	August 1, 1974
Twenty-first Supplemental Indenture	October 15, 1974
Twenty-second Supplemental Indenture	November 15, 1976
Twenty-third Supplemental Indenture	August 15, 1978
Twenty-fourth Supplemental Indenture	September 1, 1979
Twenty-fifth Supplemental Indenture	November 1, 1981
Twenty-sixth Supplemental Indenture	May 1, 1982
Twenty-seventh Supplemental Indenture	May 1, 1986
Twenty-ninth Supplemental Indenture	January 1, 1990
Thirtieth Supplemental Indenture	January 1, 1991
Thirty-first Supplemental Indenture	August 15, 1991
Thirty-second Supplemental Indenture	March 15, 1992
Thirty-third Supplemental Indenture	April 1, 1993
Thirty-fourth Supplemental Indenture	December 1, 1993
Thirty-fifth Supplemental Indenture	November 1, 2000
Thirty-sixth Supplemental Indenture	October 1, 2001
Thirty-seventh Supplemental Indenture	April 1, 2003
Thirty-eighth Supplemental Indenture	May 15, 2003
Thirty-ninth Supplemental Indenture	October 1, 2003
Fortieth Supplemental Indenture	May 1, 2005
Forty-first Supplemental Indenture	October 1, 2006
Forty-second Supplemental Indenture	May 1, 2007
Forty-third Supplemental Indenture	September 1, 2007
Forty-fourth Supplemental Indenture	April 1, 2008
Forty-fifth Supplemental Indenture	February 1, 2010
Forty-sixth Supplemental Indenture	June 1, 2010

each of which is supplemental to the Original Indenture; and

WHEREAS, the Original Indenture and said Supplemental Indentures (except said Fifteenth Supplemental Indenture) have each been recorded in the records of the Counties of Elko, Humboldt and Lander, Nevada; the Counties of Baker, Grant, Harney, Malheur, Morrow, Union and Wallowa, Oregon; the Counties of Ada, Adams, Bannock, Bear Lake, Bingham, Blaine, Boise, Bonneville, Butte, Camas, Canyon, Caribou, Cassia, Clark, Elmore, Gem, Gooding, Idaho, Jefferson, Jerome, Lemhi, Lincoln, Minidoka, Oneida, Owyhee, Payette, Power, Twin Falls, Valley and Washington, Idaho; the Counties of Lincoln and Sweetwater, Wyoming, all as set forth in Exhibit A hereto, and with the Secretary of State of the States of Idaho, Montana, Oregon, Nevada and Wyoming (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the “Indenture”); and

WHEREAS, the Original Indenture and certain of said Supplemental Indentures provide, among other things, that the Indenture shall be a lien upon all properties, real, personal and mixed (except any expressly excepted) which the Company owned at the time of the execution and delivery by the Company of the Original Indenture or thereafter acquired; and

WHEREAS, by Section 42 of the Original Indenture, the Company covenanted that it would execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of the Original Indenture and to make subject to the lien of the Indenture any property thereafter acquired intended to be subject to the lien thereof; and

WHEREAS, the properties generally described or referred to in the Indenture include, without limitation, the real properties more specifically described or referred to herein.

NOW, THEREFORE, THIS INSTRUMENT WITNESSETH:

That in consideration of the premises and of One Dollar to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment both of the principal of and interest and premium, if any, on all Bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all the provisions of the Indenture and of said Bonds, the Company has duly executed and delivered to the Trustees this Instrument of Further Assurance and has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Stanley Burg and (to the extent of its legal capacity to hold the same for the purposes hereof) unto Deutsche Bank Trust Company Americas, as Trustees as aforesaid, and to their successor or successors in said trust, and to them and their successors, heirs and assigns forever, all property, whether real, personal or mixed (except any hereinafter expressly excepted), and wheresoever situated, owned by the Company as of the date of the Original Indenture or acquired since the date of said Original Indenture by and now or hereafter owned by the Company including the following described properties, rights and interests in property--that is to say:

(a)        all generating plants, transmission lines and systems, distribution lines and systems, substations and switch racks, franchises, telephone lines, improvements and buildings;

(b)        all real properties owned in fee, which are specifically described in the instruments listed in and/or referred to by recording information in Exhibit B attached hereto and incorporated herein by reference (which actual instruments listed in and/or referred to in Exhibit B are also incorporated into this Instrument of Further Assurance by reference) to the extent any of the same has not been heretofore released;

(c)        all equipment and fixtures; and

all other property, whether real, personal or mixed (except any hereinafter expressly excepted), and wheresoever situated, owned by the Company as of the date of the Original Indenture or acquired since the date of said Original Indenture by and now or hereafter owned by the Company.

TOGETHER with all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders, and (subject to the provisions of Section 57 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

It is not intended herein or hereby to include in or subject to the lien of the Indenture, and the granting clauses hereof shall not be deemed to apply to, (1) any revenues, earnings, rents, issues, income or profits of the mortgaged and pledged property, or any bills, notes or accounts receivable, contracts or choses in action, except to the extent permitted by law in case a completed default specified in Section 65 of the Indenture shall have occurred and be continuing and either or both of the Trustees, or a receiver or trustee, shall have entered upon or taken possession of the mortgaged and pledged property, or (2) in any case, unless specifically subjected to the lien thereof, any bonds, notes, evidences of indebtedness, shares of stock, or other securities or any cash (except cash deposited with the Corporate Trustee pursuant to any provisions of the Indenture) or any goods, wares, merchandise, equipment or apparatus manufactured or acquired for the purpose of sale or resale in the usual course of business.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Individual Trustee and (to the extent of its legal capacity to hold the same for the purposes of the Indenture) unto the Corporate Trustee, and their successors, heirs and assigns forever;

IN TRUST, NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisions and covenants as are set forth in the Original Indenture, as amended or modified by said First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-first, Twenty-second, Twenty-third, Twenty-fourth, Twenty-fifth, Twenty-sixth, Twenty-seventh, Twenty-eighth, Twenty-ninth, Thirtieth, Thirty-first, Thirty-second, Thirty-third, Thirty-fourth, Thirty-fifth, Thirty-sixth, Thirty-seventh, Thirty-eighth, Thirty-ninth, Fortieth, Forty-first, Forty-second, Forty-third, Forty-fourth, Forty-fifth and Forty-sixth Supplemental Indentures and this Instrument of Further Assurance.

All terms contained in this Instrument of Further Assurance shall, for all purposes hereof, have the meanings given to such terms in Article I of the Original Indenture, as amended by Article IV of the Second Supplemental Indenture.

This Instrument of Further Assurance may be executed in any number of originals, such originals together constitute but one and the same instrument.  Any such original, as recorded or filed in any county or jurisdiction, may omit (a) such portions of Exhibit A hereto as shall contain data as to the recording or filing of the Indenture in other counties or jurisdictions and (b) such portions of Exhibit B hereto as shall describe or refer to properties located in other counties or jurisdictions.

This Instrument of Further Assurance supplements the Indenture.  As supplemented by this Instrument of Further Assurance, the Indenture is hereby confirmed, and the Indenture and this Instrument of Further Assurance shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Idaho Power Company caused its corporate name to be hereunto affixed and this instrument to be signed and sealed by its President or a Vice President and its corporate seal to be attested by its Secretary or an Assistant Secretary for and on its behalf, on the date hereinafter acknowledged, as of the day and year first above written.

IDAHO POWER COMPANY

By	/s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President – Administrative
Services and Chief Financial Officer

Attest:

/s/ Patrick A. Harrington
Patrick A. Harrington
Secretary

Executed, sealed and delivered by
IDAHO POWER COMPANY
in the presence of:

/s/ Barbara L. Smith

/s/ Colette Shepard

STATE OF IDAHO	)
)ss.:
COUNTY OF ADA	)

On the 3rd day of August, in the year 2010, before me personally came DARREL T. ANDERSON, to me known, who being by me duly sworn did depose and say that he is the  Executive Vice President – Administrative Services and Chief Financial Officer of Idaho Power Company, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; the said DARREL T. ANDERSON, having personally appeared and known to me to be the Executive Vice President – Administrative Services and Chief Financial Officer of said corporation that executed the instrument, acknowledged to me that said corporation executed the same.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year in this certificate first above written.

/s/ Christa Bearry
Christa Bearry
Notary Public, State of Idaho
Commission expires February 4, 2015

STATE OF IDAHO	)
)ss.:
COUNTY OF ADA	)

DARREL T. ANDERSON, being first duly sworn, upon oath, deposes and says: that he is an officer, to wit, the Executive Vice President – Administrative Services and Chief Financial Officer of Idaho Power Company, a corporation, the mortgagor described in the foregoing instrument of further assurance, and makes this affidavit on behalf of said Idaho Power Company; that said instrument of further assurance is made in good faith without any design to hinder, delay or defraud creditors, to secure the indebtedness mentioned or provided for therein.

/s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President –
Administrative Services and
Chief Financial Officer

Subscribed and sworn to before me
this 3rd day of August, 2010.

/s/ Christa Bearry
Christa Bearry
Notary Public, State of Idaho
Commission expires February 4, 2015

EXHIBIT A

ADA COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/13/37	145	452	179955
First	9/27/39	151	294	192480
Second	11/29/43	168	130	223338
Third	2/15/47	184	190	259939
Fourth	5/20/48	195	132	275578
Fifth	12/15/49	213	95	294924
Sixth	11/17/51	232	188	325093
Seventh	1/29/57	290	39	406008
Eighth	9/9/57	297	48	416088
Ninth	1/20/58	301	270	422714
Tenth	4/23/58	305	91	428182
Eleventh	11/14/58	315	178	441059
Twelfth	6/22/59	327	218	457163
Thirteenth	12/29/60	345	596	494029
Fourteenth	12/12/61	356	1	517246
Fifteenth*
Sixteenth	5/23/66	406	550	639836
Seventeenth	11/8/66	410	169	651988
Eighteenth	11/8/72	133	0325	825934
Nineteenth	2/8/74			874355
Twentieth	8/20/74			896816
Twenty-first	11/22/74			906654
Twenty-second	1/4/77			7700349
Twenty-third	9/12/78			7848746
Twenty-fourth	9/28/79			7953673
Twenty-fifth	1/27/82			8203292
Twenty-sixth	1/27/82			8225752
Twenty-seventh	7/24/86			2641937
Twenty-eighth	12/5/89			8960984
Twenty-ninth	3/19/90			9013755
Thirtieth	3/8/91			9111766
Thirty-first	9/6/91			9149669
Thirty-second	5/7/91			9229142
Thirty-third	6/8/93			9342894
Thirty-fourth	4/28/94			94039158
Thirty-fifth	1/2/01			101001693
Thirty-sixth	12/7/01			101129446
Thirty-seventh	7/21/03			103119975
Thirty-eighth	12/18/03			103207770
Thirty-ninth	12/4/03			103200865
Fortieth	2/16/06			106024693
Forty-first	3/30/07			107045111
Forty-second	5/29/07			107075591
Forty-third	10/3/07			107137136
Forty-fourth	4/10/08			108041694
Forty-fifth	3/5/10			110019764
Forty-sixth	6/24/10			110058143
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

ADAMS COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/13/37	145	452	179955
First	8/2/44	14	106	28686
Second	8/2/44	14	113	28687
Third	2/17/47	14	315	30851
Fourth	5/20/48	14	453	31841
Fifth	12/1/49	14	561	33038
Sixth	11/5/51	15	159	34411
Seventh	1/30/57	16	209	37821
Eighth	8/16/57	16	281	38152
Ninth	1/2/58	16	345	38443
Tenth	4/23/58	16	387	38624
Eleventh	10/29/58	16	507	39099
Twelfth	6/4/59	17	5	39577
Thirteenth	12/12/60	17	293	40710
Fourteenth	11/24/61	17	493	41510
Fifteenth*
Sixteenth	5/13/66	18	642	45288
Seventeenth	11/7/66	19	69	45687
Eighteenth	11/8/72	20M	352	50946
Nineteenth	2/7/74	21M	17	52328
Twentieth	8/28/74	21M	125	52964
Twenty-first	11/21/74	21M	162	53190
Twenty-second	12/29/76	22M	104	55482
Twenty-third	9/6/78	22M	459	57814
Twenty-fourth	9/28/79			59609
Twenty-fifth	1/20/82			63518
Twenty-sixth	6/17/82			64386
Twenty-seventh	7/24/86			72769
Twenty-eighth	12/5/89			77903
Twenty-ninth	3/19/90			78249
Thirtieth	3/8/91			79845
Thirty-first	9/6/91			80908
Thirty-second	5/7/92			81950
Thirty-third	5/28/93			84146
Thirty-fourth	4/27/94			85833
Thirty-fifth	1/8/01			99244
Thirty-sixth	12/5/01			100817
Thirty-seventh	7/17/03			104093
Thirty-eighth	10/31/03			104845
Thirty-ninth	12/3/03			105059
Fortieth	2/14/06			111081
Forty-first	3/30/07			114027
Forty-second	5/25/07			114470
Forty-third	10/2/07			115298
Forty-fourth	4/10/08			116305
Forty-fifth	3/5/10			119891
Forty-sixth	6/24/10			120427
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

BANNOCK COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	66	409	194156
First	9/30/39	68	404	204688
Second	11/29/43	73	618	228993
Third	2/15/47	79	129	251333
Fourth	5/20/48	82	342	259717
Fifth	12/1/49	85	555	269392
Sixth	11/3/51	95	21	284721
Seventh	1/29/57	111	453	320984
Eighth	8/19/57	113	197	325261
Ninth	1/2/58	130	Film	328431
Tenth	4/23/58	132		331643
Eleventh	11/3/58	137		337881
Twelfth	6/4/59	142		345027
Thirteenth	12/12/60	156		363612
Fourteenth	11/27/61	164		374689
Fifteenth*
Sixteenth	5/13/66	205		427830
Seventeenth	11/11/66	209		433289
Eighteenth	11/14/72	254		501632
Nineteenth	2/8/74	265		518861
Twentieth	8/28/74	271		527175
Twenty-first	11/21/74	272		530074
Twenty-second	12/27/76	297		567790
Twenty-third	8/30/78	324		607405
Twenty-fourth	10/1/79			634163
Twenty-fifth	1/25/82			682014
Twenty-sixth	6/18/82			690009
Twenty-seventh	7/24/86			776737
Twenty-eighth	12/7/89			89015064
Twenty-ninth	3/19/90			90003432
Thirtieth	3/11/91			91002676
Thirty-first	9/9/91			91012082
Thirty-second	5/7/92			92006827
Thirty-third	6/1/93			93008014
Thirty-fourth	4/28/94			94007428
Thirty-fifth	1/9/01			20100323
Thirty-sixth	12/7/01			20124057
Thirty-seventh	7/21/03			20319209
Thirty-eighth	11/4/03			20329803
Thirty-ninth	12/5/03			20332266
Fortieth	2/16/06			20603337
Forty-first	4/20/07			20707445
Forty-second	5/30/07			20712606
Forty-third	10/5/07			B90020723930
Forty-fourth	4/14/08			20808007
Forty-fifth	3/10/10			21003847
Forty-sixth	6/28/10			21010671
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

BEAR LAKE COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	6/9/72			98524
First	6/9/72			98525
Second	6/9/72			98526
Third	6/9/72			98527
Fourth	6/9/72			98528
Fifth	6/9/72			98529
Sixth	6/9/72			98530
Seventh	6/9/72			98531
Eighth	6/9/72			98532
Ninth	6/9/72			98533
Tenth	6/9/72			98534
Eleventh	6/9/72			98535
Twelfth	6/9/72			98536
Thirteenth	6/9/72			98537
Fourteenth	6/9/72			98538
Fifteenth*
Sixteenth	6/9/72			98539
Seventeenth	6/9/72			98540
Eighteenth	11/4/72			99590
Nineteenth	1/31/74			102407
Twentieth	8/20/74			103553
Twenty-first	11/14/74			104075
Twenty-second	12/16/76			110213
Twenty-third	8/25/78			116192
Twenty-fourth	9/24/79			119564
Twenty-fifth	1/14/82			127183
Twenty-sixth	6/18/82			128524
Twenty-seventh	7/25/86			141225
Twenty-eighth	12/5/89			149466
Twenty-ninth	3/19/90			149990
Thirtieth	3/11/91			152095
Thirty-first	9/6/91			153070
Thirty-second	5/8/92			154396
Thirty-third	6/3/93			156696
Thirty-fourth	4/28/94			158906
Thirty-fifth	1/8/01			177419
Thirty-sixth	12/6/01			180172
Thirty-seventh	7/18/03			185654
Thirty-eighth	11/3/03			186823
Thirty-ninth	12/4/03			187101
Fortieth	2/15/06			193860
Forty-first	3/30/07			197780
Forty-second	5/29/07			198344
Forty-third	10/13/07			199580
Forty-fourth	4/11/08			201119
Forty-fifth	3/8/10			206997
Forty-sixth	6/25/10			207757
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

BINGHAM COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	2/16/37	68	470	14456
First	10/5/39	69	541	22879
Second	11/30/43	72	323	40920
Third	2/18/47	74	453	558
Fourth	5/24/48	76	478	6627
Fifth	12/2/49	78	524	13040
Sixth	11/5/51	81	641	23168
Seventh	1/30/57	97	1	51541
Eighth	8/16/57	98	112	54809
Ninth	1/2/58	100	31	57200
Tenth	4/23/58	101	17	59361
Eleventh	10/29/58	102	144	62964
Twelfth	6/4/59	104	178	67589
Thirteenth	12/13/60	109	34	78280
Fourteenth	12/7/61	112	85	85912
Fifteenth*
Sixteenth	5/13/66	4		123541
Seventeenth	11/7/66	5		127113
Eighteenth	11/6/72	13		175071
Nineteenth	2/1/74	15		188088
Twentieth	8/20/74	16		194028
Twenty-first	11/14/74	17		195999
Twenty-second	12/16/76	20		219497
Twenty-third	8/25/78	42		242949
Twenty-fourth	9/26/79			258091
Twenty-fifth	1/14/82			288256
Twenty-sixth	6/17/82			294255
Twenty-seventh	7/25/86			350832
Twenty-eighth	12/5/89			385665
Twenty-ninth	3/19/90			388162
Thirtieth	3/11/91			396677
Thirty-first	9/6/91			401121
Thirty-second	5/8/92			406630
Thirty-third	5/27/93			417965
Thirty-fourth	4/28/94			425066
Thirty-fifth	1/12/01			496470
Thirty-sixth	12/17/01			507110
Thirty-seventh	7/18/03			529380
Thirty-eighth	11/3/03			534088
Thirty-ninth	12/4/03			535187
Fortieth	2/15/06			563940
Forty-first	3/30/07			579013
Forty-second	5/29/07			581221
Forty-third	10/2/07			586326
Forty-fourth	4/14/08			593115
Forty-fifth	3/8/10			615975
Forty-sixth	6/25/10			619180
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

BLAINE COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/18/37	114	547	76202
First	9/30/39	142	161	79812
Second	11/30/43	142	533	86321
Third	2/17/47	155	143	91197
Fourth	5/20/48	155	425	93502
Fifth	12/1/49	161	90	96502
Sixth	11/3/51	161	523	99989
Seventh	1/29/57	172	9	108899
Eighth	8/16/57	168	525	109831
Ninth	1/2/58	172	58	110389
Tenth	4/23/58	172	78	110702
Eleventh	10/29/58	172	96	111674
Twelfth	6/4/59	172	120	112494
Thirteenth	12/12/60	172	176	114872
Fourteenth	11/24/61	172	203	116344
Fifteenth*
Sixteenth	5/13/66	181	165	124697
Seventeenth	11/7/66	186	5	125943
Eighteenth	11/6/72			146315
Nineteenth	1/31/74			152939
Twentieth	8/20/74			155808
Twenty-first	11/14/74			157008
Twenty-second	12/17/76			170216
Twenty-third	8/25/78			185999
Twenty-fourth	9/21/79			197051
Twenty-fifth	1/14/82			222923
Twenty-sixth	6/17/82			227171
Twenty-seventh	7/24/86			275013
Twenty-eighth	12/5/89			313670
Twenty-ninth	3/19/90			317544
Thirtieth	3/8/91			328258
Thirty-first	9/6/91			333446
Thirty-second	5/7/92			340598
Thirty-third	5/28/93			353125
Thirty-fourth	4/27/94			355159
Thirty-fifth	1/23/01			447137
Thirty-sixth	12/7/01			458854
Thirty-seventh	7/17/03			487680
Thirty-eighth	11/3/03			494469
Thirty-ninth	12/3/03			496029
Fortieth	2/14/06			532090
Forty-first	3/30/07			546180
Forty-second	5/25/07			548029
Forty-third	10/2/07			552038
Forty-fourth	4/10/08			557252
Forty-fifth	3/8/10			575673
Forty-sixth	6/24/10			578539
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

BOISE COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	24	290	44388
First	9/30/39	24	447	46968
Second	11/29/43	25	3	50956
Third	2/15/47	25	129	53487
Fourth	5/20/48	25	209	54730
Fifth	12/1/49	25	284	56433
Sixth	11/3/51	25	379	58258
Seventh	1/29/57	26	14-A	62857
Eighth	8/16/57	26	19	63436
Ninth	1/2/58	26	50-A	63663
Tenth	4/23/58	26	56-A	63798
Eleventh	11/3/58	26	75-A	64441
Twelfth	6/4/59	26	100A	64767
Thirteenth	12/10/60	26	146A	66209
Fourteenth	11/24/61	26	174A	67082
Fifteenth*
Sixteenth	5/13/66	26	442A	70950
Seventeenth	11/7/66	26	496A	71509
Eighteenth	11/24/72	28	28	78594
Nineteenth	2/19/74	29	13	80270
Twentieth	8/20/74	29	62	81016
Twenty-first	11/14/74	29	84	81502
Twenty-second	12/17/76	31	13	85480
Twenty-third	8/30/78	33	47	89996
Twenty-fourth	9/28/79			93188
Twenty-fifth	1/13/82			103278
Twenty-sixth	6/16/82			105044
Twenty-seventh	7/24/86			121091
Twenty-eighth	12/5/89			135177
Twenty-ninth	3/19/90			135923
Thirtieth	3/11/91			139151
Thirty-first	9/9/91			140995
Thirty-second	5/7/92			143430
Thirty-third	5/27/93			147404
Thirty-fourth	4/28/94			151435
Thirty-fifth	1/8/01			179701
Thirty-sixth	12/11/01			183845
Thirty-seventh	7/31/03			191975
Thirty-eighth	11/10/03			193907
Thirty-ninth	12/5/03			194306
Fortieth	2/17/06			206900
Forty-first	4/12/07			213184
Forty-second	6/7/07			214158
Forty-third	10/17/07			216534
Forty-fourth	4/17/08			218712
Forty-fifth	3/22/10			227022
Forty-sixth	6/30/10			228214
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

BONNEVILLE COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/20/42	46	One	153129
First	11/20/42	46	75	153130
Second	11/30/43	46	191	158088
Third	2/15/47	53	27	178282
Fourth	5/21/48	56	231	186264
Fifth	12/1/49	62	469	195639
Sixth	1/3/51	83	11	211422
Seventh	1/30/57	114	149	250681
Eighth	8/16/57	118	109	255162
Ninth	1/2/58	120	579	258702
Tenth	4/23/58	123	69	261974
Eleventh	10/30/58	127	343	267511
Twelfth	6/12/59	132	477	274946
Thirteenth	12/12/60	143	491	292369
Fourteenth	11/28/61	149	529	303329
Fifteenth*
Sixteenth	5/13/66			360856
Seventeenth	11/7/66			366311
Eighteenth	11/20/72			440196
Nineteenth	2/12/74			458371
Twentieth	8/30/74			467411
Twenty-first	12/2/74			471109
Twenty-second	12/28/76			509183
Twenty-third	9/6/78			548976
Twenty-fourth	10/1/79			573295
Twenty-fifth	1/22/82			618766
Twenty-sixth	6/17/82			625821
Twenty-seventh	7/25/86			710110
Twenty-eighth	12/5/89			777905
Twenty-ninth	3/19/90			783215
Thirtieth	3/8/91			802442
Thirty-first	9/6/91			813388
Thirty-second	5/7/92			827415
Thirty-third	5/27/93			851574
Thirty-fourth	4/28/94			876070
Thirty-fifth	1/8/01			1038287
Thirty-sixth	12/6/01			1064608
Thirty-seventh	7/18/03			1121154
Thirty-eighth	11/3/03			1134002
Thirty-ninth	12/4/03			1137143
Fortieth	2/15/06			1214906
Forty-first	3/30/07			1257768
Forty-second	5/29/07			1264699
Forty-third	10/3/07			1278999
Forty-fourth	4/11/08			1296261
Forty-fifth	3/9/10			1357952
Forty-sixth	6/25/10			1366850
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

BUTTE COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	6/9/72			2034
First	6/9/72			2035
Second	6/9/72			2036
Third	6/9/72			2037
Fourth	6/9/72			2038
Fifth	6/9/72			2039
Sixth	6/9/72			2040
Seventh	6/9/72			2041
Eighth	6/9/72			2042
Ninth	6/9/72			2043
Tenth	6/9/72			2044
Eleventh	6/9/72			2045
Twelfth	6/9/72			2046
Thirteenth	6/9/72			2047
Fourteenth	6/9/72			2048
Fifteenth*
Sixteenth	6/9/72			2049
Seventeenth	6/9/72			2050
Eighteenth	11/6/72			M2367
Nineteenth	1/31/74			M3132
Twentieth	8/20/74			M3587
Twenty-first	11/14/74			M3764
Twenty-second	12/21/76			M5631
Twenty-third	8/28/78			M7015
Twenty-fourth	9/24/79			8452
Twenty-fifth	1/13/82			11087
Twenty-sixth	6/17/82			11417
Twenty-seventh	7/25/86			18272
Twenty-eighth	12/6/89			22903
Twenty-ninth	3/20/90			23345
Thirtieth	3/11/91			24623
Thirty-first	9/9/91			25222
Thirty-second	5/11/92			25871
Thirty-third	5/27/93			26919
Thirty-fourth	4/29/94			027925
Thirty-fifth	1/8/01			0036559
Thirty-sixth	12/6/01			0037654
Thirty-seventh	7/18/03			076233
Thirty-eighth	11/3/03			0040032
Thirty-ninth	12/4/03			0040121
Fortieth	2/16/06			0042809
Forty-first	3/30/07			44311
Forty-second	5/29/07			44589
Forty-third	10/3/07			45063
Forty-fourth	4/11/08			45552
Forty-fifth	3/9/10			47561
Forty-sixth	6/25/10			47823
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

CAMAS COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	8/2/44	11	409	25317
First	8/2/44	11	501	25318
Second	8/2/44	11	507	25319
Third	2/15/47	11	611	26975
Fourth	5/20/48	12	32	27713
Fifth	12/1/49	12	160-A	28654
Sixth	11/5/51	12	276A	29799
Seventh	1/29/57	13	54-A	32931
Eighth	8/16/57	13	90	33183
Ninth	1/2/58	13	118	33409
Tenth	4/23/58	13	146-A	33517
Eleventh	10/30/58	13	177-A	33819
Twelfth	6-4-59	13	194	34052
Thirteenth	12/12/60	13	316	34865
Fourteenth	11/24/61	13	400	35329
Fifteenth*
Sixteenth	5/13/66	14	218A	37939
Seventeenth	11/5/66	14	256A	38131
Eighteenth	11/6/72	15	272	41323
Nineteenth	1/31/74	15	420	41953
Twentieth	8/20/74	15	511	42216
Twenty-first	11/14/74	15	568	42364
Twenty-second	12/16/76	15	1044	43842
Twenty-third	8/25/78	16	371	44926
Twenty-fourth	9/21/79			45609
Twenty-fifth	1/12/82			47492
Twenty-sixth	6/16/82			47865
Twenty-seventh	7/24/86			62340
Twenty-eighth	12/5/89			65406
Twenty-ninth	3/19/90			65680
Thirtieth	3/8/91			66497
Thirty-first	9/9/91			66872
Thirty-second	5/7/92			67256
Thirty-third	5/27/93			67861
Thirty-fourth	4/28/94			68476
Thirty-fifth	1/8/01			074302
Thirty-sixth	12/6/01			074901
Thirty-seventh	7/17/03			76233
Thirty-eighth	10/31/03			076565
Thirty-ninth	12/3/03			076666
Fortieth	2/14/06			79401
Forty-first	3/30/07			80543
Forty-second	5/25/07			80685
Forty-third	10/2/07			2007-080992
Forty-fourth	4/10/08			2008-081401
Forty-fifth	3/5/10			2010-082865
Forty-sixth	6/24/10			2010-083118
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

CANYON COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/13/37	119	300	229246
First	10/4/39	124	42	245162
Second	12/1/43	133	569	284468
Third	2/21/47	143	369	329872
Fourth	6/2/48	156	348	338699
Fifth	12/16/49	169	311	356961
Sixth	11/19/57	185	93	382851
Seventh	2/9/57	216	546	441184
Eighth	9/9/57	219	673	447728
Ninth	1/20/58	221	434	451879
Tenth	5/8/58	223	49	456616
Eleventh	11/17/58	225	420	463327
Twelfth	6/22/59	228	609	473892
Thirteenth	12/29/60	234	599	495825
Fourteenth	12/12/61	239	246	510102
Fifteenth*
Sixteenth	5/23/66	263	469	581827
Seventeenth	11/18/66	265	517	587987
Eighteenth	11/8/72			694618
Nineteenth	2/21/74			723454
Twentieth	8/28/74			735479
Twenty-first	11/14/74			738475
Twenty-second	12/27/76			789901
Twenty-third	8/30/78			840494
Twenty-fourth	11/5/79			877687
Twenty-fifth	1/20/82			938192
Twenty-sixth	6/17/82			949927
Twenty-seventh	7/29/86			8618299
Twenty-eighth	12/5/89			8922218
Twenty-ninth	3/19/90			9004834
Thirtieth	3/12/91			9104435
Thirty-first	9/6/91			9117685
Thirty-second	5/7/92			9209941
Thirty-third	6/2/93			9311965
Thirty-fourth	4/27/94			9412427
Thirty-fifth	1/8/01			200100758
Thirty-sixth	12/10/01			200151496
Thirty-seventh	7/21/03			200344668
Thirty-eighth	11/20/03			200371861
Thirty-ninth	12/17/03			200377070
Fortieth	3/10/06			200617238
Forty-first	3/30/07			2007022429
Forty-second	5/25/07			2007036443
Forty-third	10/2/07			2007066198
Forty-fourth	4/18/08			2008021170
Forty-fifth	3/10/10			2010010989
Forty-sixth	6/24/10			2010029116
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

CARIBOU COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	6/9/72			73925
First	6/9/72			73927
Second	6/9/72			73929
Third	6/9/72			73931
Fourth	6/9/72			73933
Fifth	6/9/72			73935
Sixth	6/9/72			73937
Seventh	6/9/72			73939
Eighth	6/9/72			73941
Ninth	6/9/72			73943
Tenth	6/9/72			73945
Eleventh	6/9/72			73947
Twelfth	6/9/72			73949
Thirteenth	6/9/72			73951
Fourteenth	6/9/72			73953
Fifteenth*
Sixteenth	6/9/72			73955
Seventeenth	6/9/72			73957
Eighteenth	11/6/72			75213
Nineteenth	1/31/74			78942
Twentieth	8/20/74			80579
Twenty-first	11/14/74			81276
Twenty-second	12/16/76			89435
Twenty-third	8/25/78			97508
Twenty-fourth	9/24/79			102039
Twenty-fifth	1/19/82			111027
Twenty-sixth	6/17/82			112724
Twenty-seventh	7/25/86			128841
Twenty-eighth	12/5/89			137920
Twenty-ninth	3/19/90			138561
Thirtieth	3/11/90			140835
Thirty-first	9/6/91			142037
Thirty-second	5/8/92			143504
Thirty-third	5/27/93			145649
Thirty-fourth	4/28/94			147828
Thirty-fifth	1/8/01			162794
Thirty-sixth	12/6/01			164876
Thirty-seventh	7/21/10			169079
Thirty-eighth	11/3/03			169800
Thirty-ninth	12/4/03			169968
Fortieth	2/15/06			175120
Forty-first	3/30/07			177834
Forty-second	5/29/07			178300
Forty-third	10/3/07			179226
Forty-fourth	4/11/08			180412
Forty-fifth	3/8/10			184830
Forty-sixth	6/25/10			185411
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

CASSIA COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	33	500	125547
First	9/30/39	34	81	132605
Second	12/7/43	35	618	146616
Third	2/19/47	37	513	158244
Fourth	6/3/48	39	1-7	162741
Fifth	12/1/49	40	423	167572
Sixth	11/5/51	41	595	173871
Seventh	1/30/57	47	151	192377
Eighth	8/27/57	48	149	194467
Ninth	1/3/58	47	449	195722
Tenth	4/23/58	47	569	196938
Eleventh	10/30/58	50	99	199082
Twelfth	6/5/59	50	311	201994
Thirteenth	12/12/60	53	461	209173
Fourteenth	11/24/61	Film #9		4181
Fifteenth*
Sixteenth	5/13/66			29725
Seventeenth	11/9/66			32244
Eighteenth	11/6/72			66091
Nineteenth	1/31/74			74634
Twentieth	8/20/74			78363
Twenty-first	11/14/74			79589
Twenty-second	12/16/76			94970
Twenty-third	8/25/78			110502
Twenty-fourth	9/21/79			120111
Twenty-fifth	1/12/82			140560
Twenty-sixth	6/16/82			144189
Twenty-seventh	7/24/86			180592
Twenty-eighth	12/5/89			205120
Twenty-ninth	3/19/90			206628
Thirtieth	3/8/90			212313
Thirty-first	9/6/91			215126
Thirty-second	5/7/92			218888
Thirty-third	5/27/93			224794
Thirty-fourth	4/28/94			230516
Thirty-fifth	1/8/01			272837
Thirty-sixth	12/5/01			278539
Thirty-seventh	8/5/03			290402
Thirty-eighth	10/31/03			292326
Thirty-ninth	12/3/03			292829
Fortieth	2/14/06			306708
Forty-first	3/30/07			314814
Forty-second	5/25/07			316071
Forty-third	10/2/07			2007-318558
Forty-fourth	4/10/08			2008-002258
Forty-fifth	3/5/10			2010-001103
Forty-sixth	6/24/10			2010-003059
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

CLARK COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	11/20/42	4	415	14689
First	11/20/42	4	488	14690
Second	12/1/43	4	531	15109
Third	2/17/47	5	689	16588
Fourth	5/21/48	6	316	17158
Fifth	12/2/49	6	449	17963
Sixth	11/5/51	6	575	18818
Seventh	1/30/57	7	857	21118
Eighth	8/19/57	7	885	21457
Ninth	1/2/58	7	916	21659
Tenth	4/25/58	8	31	21773
Eleventh	10/30/58	8		22024
Twelfth	6/4/59	8	113	22293
Thirteenth	12/12/60	8	206	22932
Fourteenth	12/11/61	8	297	23318
Fifteenth*
Sixteenth	5/13/66	9	120	25526
Seventeenth	11/7/66	9	162	25771
Eighteenth	1/6/72			28977
Nineteenth	1/31/74			29646
Twentieth	8/21/74			29929
Twenty-first	11/15/74			30101
Twenty-second	12/16/76			31583
Twenty-third	8/25/78			33008
Twenty-fourth	9/24/79			34151
Twenty-fifth	1/79/82			36526
Twenty-sixth	5/27/93			44642
Twenty-seventh	6/17/82			36827
Twenty-eighth	12/5/89			42625
Twenty-ninth	3/19/90			42798
Thirtieth	3/11/91	1	62,68,95,294
Thirty-first	9/9/91	1	62,67,293
Thirty-second	5/8/92			44210
Thirty-third	5/27/93			44642
Thirty-fourth	4/28/94			45096
Thirty-fifth	1/10/01			048977
Thirty-sixth	12/12/01			049397
Thirty-seventh	7/21/03			050113
Thirty-eighth	11/3/03			050276
Thirty-ninth	12/4/03			050367
Fortieth	2/15/06			51310
Forty-first	3/30/07			51887
Forty-second	5/30/07			51911
Forty-third	10/9/07			51999
Forty-fourth	4/11/08			52399
Forty-fifth	3/8/10			53522
Forty-sixth	6/28/10			53659
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

ELMORE COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/18/37	50	180	58218
First	9/30/39	50	362	61517
Second	11/29/43	50	631	68525
Third	2/15/47	51	304
Fourth	5/20/48	51	567	76499
Fifth	12/1/49	52	222, A-F	79343
Sixth	11/3/51	53	1	82889
Seventh	1/29/57	56	325	94143
Eighth	8/19/57	55	444	95294
Ninth	1/2/58	56	433	96062
Tenth	4/25/58	56	457	96884
Eleventh	10/29/58	56	515	98331
Twelfth	6/3/59	58	47	100478
Thirteenth	12/12/60	59	237	106907
Fourteenth	11/20/61	61	81	111007
Fifteenth*
Sixteenth	5/13/66	64	11	128796
Seventeenth	11/8/66	64	100	130833
Eighteenth	11/6/72	66	9	151293
Nineteenth	1/31/74	66	56	156728
Twentieth	8/20/74	66	102	159423
Twenty-first	11/14/74	66	114	160519
Twenty-second	12/16/76			171483
Twenty-third	8/25/78			183026
Twenty-fourth	9/21/79			190623
Twenty-fifth	1/12/82			206578
Twenty-sixth	6/16/82			209057
Twenty-seventh	7/24/86			235962
Twenty-eighth	12/5/89			256519
Twenty-ninth	3/19/90			257969
Thirtieth	3/8/91			262965
Thirty-first	9/6/91			265312
Thirty-second	5/7/92			268480
Thirty-third	5/27/93			274330
Thirty-fourth	4/28/94			280187
Thirty-fifth	1/8/01			326252
Thirty-sixth	12/18/01			333311
Thirty-seventh	7/18/03			348505
Thirty-eighth	12/11/03			352680
Thirty-ninth	12/3/03			352510
Fortieth	2/14/06			373462
Forty-first	3/30/07			385963
Forty-second	5/25/07			387777
Forty-third	10/2/07			391661
Forty-fourth	4/10/08			397146
Forty-fifth	3/5/10			412873
Forty-sixth	6/24/10			415054
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

GEM COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	20	46	38114
First	10/5/39	20	547	41792
Second	12/4/43	22	89	49655
Third	2/25/47	23	203	56587
Fourth	6/2/48	24	95	59201
Fifth	12/15/49	24	626	61846
Sixth	11/17/51	26	111	65400
Seventh	1/29/57	28	525	74486
Eighth	8/16/57	29	35	75444
Ninth	1/3/58	29	125	76066
Tenth	5/7/58	29	215	76727
Eleventh	11/14/58	29	387	77567
Twelfth	6/8/59	29	637	78650
Thirteenth	12/19/60	30	425	81367
Fourteenth	12/9/61	31	93	83027
Fifteenth*
Sixteenth	5/13/66			91957
Seventeenth	11/18/66			92855
Eighteenth	11/7/72			106252
Nineteenth	1/31/74			109855
Twentieth	8/20/74			111484
Twenty-first	11/14/74			112191
Twenty-second	12/16/76			118516
Twenty-third	8/25/78			125584
Twenty-fourth	9/28/79			130301
Twenty-fifth	1/18/82			138907
Twenty-sixth	6/16/82			140481
Twenty-seventh	7/24/86			154887
Twenty-eighth	12/5/89			165026
Twenty-ninth	3/19/90			165711
Thirtieth	3/8/91			168605
Thirty-first	9/6/91			170142
Thirty-second	5/7/92			172262
Thirty-third	5/27/93			176140
Thirty-fourth	4/28/94			180144
Thirty-fifth	1/8/01			214590
Thirty-sixth	12/5/01			219810
Thirty-seventh	7/18/03			230429
Thirty-eighth	10/31/03			232728
Thirty-ninth	12/3/03			233306
Fortieth	2/14/06			249485
Forty-first	3/30/07			258571
Forty-second	5/31/07			259915
Forty-third	10/2/07			262345
Forty-fourth	4/10/08			265633
Forty-fifth	3/5/10			276284
Forty-sixth	6/24/10			277818
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

GOODING COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	19	82	68760
First	9/30/39	19	418	74636
Second	11/29/43	20	526	88661
Third	2/15/47	22	191	99713
Fourth	5/21/48	25	204	105725
Fifth	12/1/49	22	714	110322
Sixth	11/3/51	28	11	116669
Seventh	1/29/57	30	505	131785
Eighth	8/16/57	32	1	133044
Ninth	1/2/58	32	55	133932
Tenth	4/23/58	32	125	134840
Eleventh	10/29/58	32	229	135917
Twelfth	6/4/59	32	389	137874
Thirteenth	12/12/60	35	113	142435
Fourteenth	11/24/61	35	131	2830
Fifteenth*
Sixteenth	5/13/66			18410
Seventeenth	11/7/66			19860
Eighteenth	11/8/72			042645
Nineteenth	1/31/74			48586
Twentieth	8/20/74			051350
Twenty-first	11/20/74			052452
Twenty-second	12/16/76			62353
Twenty-third	8/25/78			72074
Twenty-fourth	9/21/79			78946
Twenty-fifth	1/20/82			93156
Twenty-sixth	6/17/82			95594
Twenty-seventh	7/24/86			122518
Twenty-eighth	12/5/89			138944
Twenty-ninth	3/19/90			140183
Thirtieth	3/8/91			143967
Thirty-first	9/6/91			146044
Thirty-second	5/7/92			148616
Thirty-third	5/27/93			152827
Thirty-fourth	4/28/94			156718
Thirty-fifth	1/8/01			188907
Thirty-sixth	12/5/01			193107
Thirty-seventh	7/18/03			201764
Thirty-eighth	10/31/03			203377
Thirty-ninth	12/3/03			203823
Fortieth	2/17/06			215090
Forty-first	3/30/07			220944
Forty-second	5/25/07			221788
Forty-third	10/2/07			223655
Forty-fourth	4/10/08			226006
Forty-fifth	3/8/10			233630
Forty-sixth	6/24/10			234777
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

IDAHO COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	6/14/45	52	1	148395
First	6/14/45	52	92	148396
Second	6/14/45	52	99	148397
Third	2/17/47	52	567	155192
Fourth	5/21/48	53	589	159645
Fifth	12/2/49	55	75	165309
Sixth	11/5/51	56	809	171737
Seventh	1/30/57	60	649	190185
Eighth	8/19/57	60	212	191900
Ninth	1/3/58	60	765	193192
Tenth	4/23/58	60	817	194056
Eleventh	10/30/58	61	610	196031
Twelfth	6/4/59	61	690	198078
Thirteenth	12/12/60	63	113	203886
Fourteenth	12/11/61	62	548	207396
Fifteenth*
Sixteenth	5/13/66	69	421	223365
Seventeenth	11/18/66	70	165	225251
Eighteenth	11/9/72			247381
Nineteenth	1/31/74			252713
Twentieth	8/20/74			255084
Twenty-first	11/14/74			256308
Twenty-second	12/16/76			266161
Twenty-third	8/25/78			274992
Twenty-fourth	9/21/79			281324
Twenty-fifth	1/13/82			396250
Twenty-sixth	6/17/82			298280
Twenty-seventh	7/25/86			328284
Twenty-eighth	12/5/89			351065
Twenty-ninth	3/19/90			352364
Thirtieth	3/8/91			357533
Thirty-first	9/6/91			360121
Thirty-second	5/7/92			363279
Thirty-third	5/27/93			368831
Thirty-fourth	4/28/94			373949
Thirty-fifth	1/8/01			0414994
Thirty-sixth	12/6/01			0414994
Thirty-seventh	7/21/03			430257
Thirty-eighth	11/3/03			0432399
Thirty-ninth	12/4/03			0432938
Fortieth	2/15/06			446684
Forty-first	3/30/07			454282
Forty-second	5/29/07			455226
Forty-third	10/3/07			457584
Forty-fourth	4/11/08			460438
Forty-fifth	3/8/10			471269
Forty-sixth	6/25/10			472869
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

JEFFERSON COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	11/20/42	135	159	70643
First	11/20/42	135	246	70644
Second	12/1/43	135	313	73017
Third	2/17/47	140	207	82505
Fourth	5/20/48	140	493	85887
Fifth	12/22/49	150	182	90230
Sixth	11/3/51	150	601	95219
Seventh	1/30/57	164	371	110915
Eighth	8/16/57	163	131	112608
Ninth	1/2/58	169	45	113956
Tenth	4/25/58	169	155	115115
Eleventh	11/5/58	169	361	116851
Twelfth	6/9/59	169	611	119131
Thirteenth	12/14/60	172	433	123900
Fourteenth	11/27/61	176	127	127023
Fifteenth*
Sixteenth	5/13/66	187	79	141454
Seventeenth	11/7/66			142744
Eighteenth	11/6/72			164015
Nineteenth	1/31/74			168986
Twentieth	8/20/74			171814
Twenty-first	11/14/74			172779
Twenty-second	12/16/76			183321
Twenty-third	8/25/78			194019
Twenty-fourth	9/24/79			200345
Twenty-fifth	1/13/82			213493
Twenty-sixth	6/17/82			216007
Twenty-seventh	7/25/86			239583
Twenty-eighth	12/5/89			254520
Twenty-ninth	3/19/90			255535
Thirtieth	3/11/91			259310
Thirty-first	9/6/91			261300
Thirty-second	5/8/92			263861
Thirty-third	5/27/93			268012
Thirty-fourth	4/28/94			272310
Thirty-fifth	1/8/01			305991
Thirty-sixth	12/6/01			311525
Thirty-seventh	7/21/03			324362
Thirty-eighth	11/3/03			311525
Thirty-ninth	12/4/03			327520
Fortieth	2/17/06			346415
Forty-first	4/2/07			357244
Forty-second	5/30/07			358888
Forty-third	10/3/07			362845
Forty-fourth	4/14/08			367417
Forty-fifth	3/9/10			383201
Forty-sixth	6/29/10			385408
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

JEROME COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	50	115	67993
First	9/30/39	118	230	74515
Second	11/30/43	124	557	88349
Third	2/17/47	137	30	98721
Fourth	5/20/48	137	515	103049
Fifth	12/1/49	146	53	107585
Sixth	11/3/51	146	343	114318
Seventh	1/29/57	157	19	131176
Eighth	8/16/57	162	381	133195
Ninth	1/2/58	157	128	134180
Tenth	4/23/58	157	171	135509
Eleventh	10/29/58	157	234	137315
Twelfth	6/4/59	157	290	139591
Thirteenth	12/12/60	170	54	144935
Fourteenth	11/24/61	170	168	148447
Fifteenth*
Sixteenth	5/13/66	183	99	168245
Seventeenth	11/22/66	183	195	170034
Eighteenth	11/6/72	195	351	196790
Nineteenth	2/1/74	195	959	204022
Twentieth	8/20/74	195	1277	207682
Twenty-first	11/15/74	195	1377	208741
Twenty-second	12/16/76	198	775	222027
Twenty-third	8/25/78	202	246	235806
Twenty-fourth	9/21/79			244483
Twenty-fifth	1/12/82			262297
Twenty-sixth	6/16/82			265834
Twenty-seventh	7/24/86			299769
Twenty-eighth	12/5/89			318638
Twenty-ninth	3/19/90			320038
Thirtieth	3/11/91			910769
Thirty-first	9/6/91			913054
Thirty-second	5/7/92			921532
Thirty-third	5/27/93			931962
Thirty-fourth	4/28/94			941912
Thirty-fifth	1/8/01			2010105
Thirty-sixth	12/5/01			2015637
Thirty-seventh	7/18/03			2034363
Thirty-eighth	10/31/03			2036948
Thirty-ninth	12/3/03			2037700
Fortieth	2/14/06			2060906
Forty-first	3/30/07			2071926
Forty-second	5/25/07			2073143
Forty-third	10/2/07			2076019
Forty-fourth	4/10/08			2081888
Forty-fifth	3/5/10			2100913
Forty-sixth	6/24/10			2102733
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

LEMHI COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/19/37	O	342	48662
First	10/2/39	O	554	52421
Second	12/1/43	P	279	59463
Third	2/18/47	P	625	65383
Fourth	5/21/48	Q	243	67902
Fifth	12/2/49	Q	453	71055
Sixth	11/5/51	R	288	74661
Seventh	1/31/57	S	629	86322
Eighth	8/17/57	T	46	87587
Ninth	1/3/58	T	138	88620
Tenth	4/24/58	T	194	88995
Eleventh	10/30/58	T	287	90481
Twelfth	6/4/59	T	404	91422
Thirteenth	12/13/60	T	613	94709
Fourteenth	11/27/61	U	121	96385
Fifteenth*
Sixteenth	5/26/66			104433
Seventeenth	11/7/66			105524
Eighteenth	11/8/72			121991
Nineteenth	2/8/74			125951
Twentieth	8/28/74			127731
Twenty-first	11/25/74			128574
Twenty-second	12/27/76			135461
Twenty-third	8/30/78			142455
Twenty-fourth	10/5/79			148934
Twenty-fifth	1/27/82			161492
Twenty-sixth	6/17/82			162867
Twenty-seventh	7/24/86			181418
Twenty-eighth	12/5/89			204439
Twenty-ninth	3/19/90			205885
Thirtieth	3/8/91			209801
Thirty-first	11/6/91			211621
Thirty-second	5/8/92			214521
Thirty-third	5/27/93			218630
Thirty-fourth	4/28/94			222340
Thirty-fifth	1/8/01			246129
Thirty-sixth	12/6/01			249013
Thirty-seventh	7/21/03			255280
Thirty-eighth	11/3/03			256484
Thirty-ninth	12/4/03			256801
Fortieth	2/15/06			266201
Forty-first	3/30/07			271120
Forty-second	5/29/07			271741
Forty-third	10/3/07			273729
Forty-fourth	4/11/08			275814
Forty-fifth	3/8/10			282376
Forty-sixth	6/25/10			283348
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

LINCOLN COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	29	548	74516
First	9/30/39	30	175	77703
Second	12/2/43	31	104	84567
Third	2/15/47	31	421	89681
Fourth	5/20/48	31	D560	91881
Fifth	12/1/49	32	189	94176
Sixth	11/5/51	33	91	97220
Seventh	1/29/57	33	308	105790
Eighth	8/16/57	34	376	106468
Ninth	1/3/58	33	335	107022
Tenth	4/25/58	33	342	107454
Eleventh	11/7/58	33	362	108041
Twelfth	6/8/59	36	11	108894
Thirteenth	12/12/60	36	52	110828
Fourteenth	11/24/61	36	88	112073
Fifteenth*
Sixteenth	5/13/66			118402
Seventeenth	11/7/66			119085
Eighteenth	11/6/72			126676
Nineteenth	2/1/74			128406
Twentieth	8/20/74			129241
Twenty-first	11/14/74			129469
Twenty-second	12/17/76			132484
Twenty-third	8/25/78			135894
Twenty-fourth	9/21/79			137874
Twenty-fifth	1/12/82			142048
Twenty-sixth	6/16/82			143047
Twenty-seventh	7/24/86			149886
Twenty-eighth	12/8/89			153582
Twenty-ninth	3/19/90			153826
Thirtieth	3/8/91			154737
Thirty-first	9/9/91			155244
Thirty-second	5/7/92			155953
Thirty-third	6/1/93			157022
Thirty-fourth	4/28/94			158095
Thirty-fifth	1/8/01			169812
Thirty-sixth	12/5/01			171649
Thirty-seventh	7/18/03			175132
Thirty-eighth	10/31/03			175798
Thirty-ninth	12/3/03			175946
Fortieth	2/17/06			180367
Forty-first	4/5/07			182870
Forty-second	5/31/07			183223
Forty-third	10/2/07			183833
Forty-fourth	4/10/08			184806
Forty-fifth	3/5/10			188552
Forty-sixth	6/24/10			189041
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

MINIDOKA COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/18/37	23	128	78580
First	10/4/39	23	290	84276
Second	11/29/43	26	135	93363
Third	2/17/47	26	233	101202
Fourth	5/20/48	26	428	104111
Fifth	12/1/49	26	627	107226
Sixth	11/19/51	28	550	111408
Seventh	2/4/57	32	41	126603
Eighth	8/26/57	34	103	129172
Ninth	1/20/58	34	49	130893
Tenth	4/23/58	34	139	132428
Eleventh	11/14/58	34	245	135150
Twelfth	6/22/59	35	109	139236
Thirteenth	12/12/60	36	453	147475
Fourteenth	11/27/61	Film #6		153631
Fifteenth*
Sixteenth	5/13/66			184187
Seventeenth	11/9/66			186910
Eighteenth	11/6/72			228669
Nineteenth	1/31/74	23	32	239112
Twentieth	8/20/74	23	279	244151
Twenty-first	11/14/74			245641
Twenty-second	12/16/76			265864
Twenty-third	8/28/78			284983
Twenty-fourth	9/21/79			296684
Twenty-fifth	1/12/82			320342
Twenty-sixth	6/17/82			324742
Twenty-seventh	7/24/86			365754
Twenty-eighth	12/5/89			388944
Twenty-ninth	3/19/90			390682
Thirtieth	3/8/91			395847
Thirty-first	9/6/91			398486
Thirty-second	5/7/92			401969
Thirty-third	5/27/93			407067
Thirty-fourth	4/27/94			412513
Thirty-fifth	1/8/01			451059
Thirty-sixth	12/5/01			456501
Thirty-seventh	7/18/03			466992
Thirty-eighth	10/31/03			469126
Thirty-ninth	12/3/03			469627
Fortieth	2/14/06			482729
Forty-first	3/30/07			489997
Forty-second	6/5/07			491183
Forty-third	10/10/07			493337
Forty-fourth	4/15/08			496265
Forty-fifth	3/5/10			506697
Forty-sixth	6/24/10			508199
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

ONEIDA COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/15/45	17	500	66548
First	10/15/45	17	542	66549
Second	10/15/45	17	546	66550
Third	2/17/47	17	601	68178
Fourth	5/21/48	17	633	69127
Fifth	12/3/49	20	69	70480
Sixth	11/6/51	20	181	72574
Seventh	1/29/57	20	515	77541
Eighth	8/16/57	20	545	77927
Ninth	1/7/58	20	569	78383
Tenth	4/28/58	20	592	78592
Eleventh	11/5/58	20	621	79115
Twelfth	6/10/59	23	27	79623
Thirteenth	12/12/60	23	117	81021
Fourteenth	11/27/61	23	162	81752
Fifteenth*
Sixteenth	5/13/66	23	517	85441
Seventeenth	11/7/66	23	531	85858
Eighteenth	11/6/72			90807
Nineteenth	1/31/74			92211
Twentieth	8/20/74			92892
Twenty-first	11/14/74			93130
Twenty-second	12/16/76			95608
Twenty-third	8/25/78			98365
Twenty-fourth	9/24/79			99924
Twenty-fifth	1/18/82			104137
Twenty-sixth	6/17/82			104755
Twenty-seventh	7/25/86			111518
Twenty-eighth	12/6/89			115623
Twenty-ninth	3/20/90			115943
Thirtieth	3/8/91			116812
Thirty-first	9/6/91			117372
Thirty-second	5/12/92			118107
Thirty-third	5/27/93			119170
Thirty-fourth	5/2/94			120316
Thirty-fifth	1/9/01			130370
Thirty-sixth	12/6/01			131766
Thirty-seventh	7/21/03			134620
Thirty-eighth	11/3/03			135164
Thirty-ninth	12/4/03			135311
Fortieth	2/15/06			138661
Forty-first	3/30/07			140612
Forty-second	5/29/07			140984
Forty-third	10/3/07			141670
Forty-fourth	4/11/08			142577
Forty-fifth	3/8/10			145445
Forty-sixth	6/25/10			145857
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

OWYHEE COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/18/37	20	393	54378
First	9/30/39	21	110	58416
Second	11/29/43	22	95	67353
Third	2/15/47	23	38	73729
Fourth	5/20/48	23	402	76566
Fifth	12/15/49	24	263	79607
Sixth	11/6/51	26	63	83825
Seventh	1/30/57	30	292	95514
Eighth	8/16/57	31	60	96612
Ninth	1/2/58	31	180	97292
Tenth	4/23/58	31	319	97994
Eleventh	10/29/58	32	4	98945
Twelfth	6/22/59	32	307	100549
Thirteenth	12/29/60	33	201	103853
Fourteenth	12/11/61	34	38	105963
Fifteenth*
Sixteenth	5/26/66	40	149	116127
Seventeenth	11/18/66	40	437	117100
Eighteenth	11/8/72			134015
Nineteenth	2/13/74			139091
Twentieth	8/28/74			141615
Twenty-first	11/22/74			142430
Twenty-second	12/23/76			149339
Twenty-third	9/6/78			156256
Twenty-fourth	9/28/79			160772
Twenty-fifth	1/20/82			171499
Twenty-sixth	6/20/82			173129
Twenty-seventh	7/24/86			189545
Twenty-eighth	12/6/89			201238
Twenty-ninth	3/19/90			207978
Thirtieth	3/8/91			204626
Thirty-first	9/6/91			205816
Thirty-second	5/7/92			207769
Thirty-third	5/27/93			210424
Thirty-fourth	4/28/94			212701
Thirty-fifth	1/9/01			234767
Thirty-sixth	12/7/01			238042
Thirty-seventh	7/21/03			244317
Thirty-eighth	10/31/03			245680
Thirty-ninth	12/3/03			246036
Fortieth	2/14/06			255209
Forty-first	3/30/07			260406
Forty-second	5/25/07			261094
Forty-third	10/2/07			262632
Forty-fourth	4/10/08			264534
Forty-fifth	3/8/10			270624
Forty-sixth	6/24/10			271378
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

PAYETTE COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	13	323	40996
First	10/5/39	15	9	45230
Second	11/29/43	17	119	55653
Third	2/15/47	18	403	65291
Fourth	5/20/48	20	443	70002
Fifth	12/3/49	21	558	74786
Sixth	11/6/51	24	437	80880
Seventh	1/29/57	29	569	96539
Eighth	8/16/57	35	220	98240
Ninth	1/20/58	31	311	99403
Tenth	5/7/58	33	327	100457
Eleventh	11/14/58	34	301	102262
Twelfth	6/22/59	35	295	104624
Thirteenth	12/29/60	38	147	109381
Fourteenth	12/11/61	39	424	112450
Fifteenth*
Sixteenth	5/23/66	44	562A	127139
Seventeenth	11/7/66	44	768	128473
Eighteenth	11/6/72	45	1707	148339
Nineteenth	2/12/74			153530
Twentieth	8/27/74			155801
Twenty-first	11/21/74			156622
Twenty-second	12/16/76			165630
Twenty-third	8/30/78			174921
Twenty-fourth	9/25/79			181028
Twenty-fifth	1/12/82			192300
Twenty-sixth	6/17/82			194519
Twenty-seventh	7/24/86			214639
Twenty-eighth	12/7/89			228773
Twenty-ninth	3/19/90			229839
Thirtieth	3/8/91			233687
Thirty-first	9/6/91			235839
Thirty-second	5/7/92			238825
Thirty-third	5/27/93			243900
Thirty-fourth	4/28/94			249528
Thirty-fifth	1/8/01			291553
Thirty-sixth	12/6/01			297673
Thirty-seventh	7/22/03			311129
Thirty-eighth	10/31/03			313969
Thirty-ninth	12/3/03			314671
Fortieth	2/16/06			333012
Forty-first	3/30/07			343453
Forty-second	5/25/07			345064
Forty-third	10/2/07			348487
Forty-fourth	4/10/08			352618
Forty-fifth	3/5/10			365316
Forty-sixth	6/24/10			367182
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

POWER COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	44	158	53981
First	9/30/39	88	389	56219
Second	11/29/43	44	223	61385
Third	2/18/47	44	357	65079
Fourth	6/2/48	44	376	66385
Fifth	12/5/49	44	394	68043
Sixth	11/6/51	44	418	70524
Seventh	1/29/57	44	468	76393
Eighth	8/16/57	44	474	76920
Ninth	1/2/58	44	486	77441
Tenth	4/25/58	44	492	77772
Eleventh	10/29/58	44	498	78578
Twelfth	6/9/59	44	504	79350
Thirteenth	12/12/60	44	534	81366
Fourteenth	11/24/61	44	539	82772
Fifteenth*
Sixteenth	5/13/66	44	589	89261
Seventeenth	11/15/66	44	595	89976
Eighteenth	11/6/72			100246
Nineteenth	1/31/74			102931
Twentieth	8/20/74			204217
Twenty-first	11/14/74			104658
Twenty-second	12/16/76			109723
Twenty-third	8/25/78			115186
Twenty-fourth	9/24/79			118677
Twenty-fifth	1/13/82			125593
Twenty-sixth	6/17/82			127074
Twenty-seventh	7/24/86			141468
Twenty-eighth	12/5/89			Drawer 8
Twenty-ninth	3/19/90			152669
Thirtieth	3/11/91			154713
Thirty-first	9/9/91			155735
Thirty-second	5/11/92			157121
Thirty-third	5/27/93			159406
Thirty-fourth	4/28/94			161297
Thirty-fifth	1/9/01			176480
Thirty-sixth	1/28/02			178961
Thirty-seventh	7/21/03			182919
Thirty-eighth	11/3/03			183765
Thirty-ninth	12/4/03			183961
Fortieth	2/15/06			188768
Forty-first	3/30/07			191364
Forty-second	5/30/07			191749
Forty-third	10/4/07			192682
Forty-fourth	4/11/08			193680
Forty-fifth	3/8/10			197817
Forty-sixth	6/25/10			198475
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

TWIN FALLS COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/18/37	115	399	287572
First	10/4/39	117	617	303412
Second	12/6/43	125	469	337529
Third	2/26/47	135	559	368840
Fourth	5/20/48	143	551	381631
Fifth	12/15/49	152	173	395320
Sixth	11/17/51	160	194	414065
Seventh	1/29/57	176	186	460892
Eighth	9/7/57	178	127	466243
Ninth	1/2/58	181	178	469040
Tenth	4/23/58	181	297	472230
Eleventh	10/29/58	183	175	476951
Twelfth	6/4/59	185	329	483618
Thirteenth	12/12/60	193	222	498667
Fourteenth	11/27/61	196	102	508340
Fifteenth*
Sixteenth	5/17/66	206	1655	564329
Seventeenth	11/7/66	206	2145	569887
Eighteenth	11/10/72	209	939	642381
Nineteenth	2/7/74	209	3000	660774
Twentieth	8/20/74	210	864	669472
Twenty-first	11/15/74	210	1219	672628
Twenty-second	12/21/76	211	2483	707155
Twenty-third	9/6/78	213	3203	743941
Twenty-fourth	10/19/79			770079
Twenty-fifth	1/20/82			815641
Twenty-sixth	6/17/82			823112
Twenty-seventh	7/24/86			905549
Twenty-eighth	12/5/89			963561
Twenty-ninth	3/19/90			967727
Thirtieth	3/8/91			983087
Thirty-first	9/6/91			007589
Thirty-second	5/7/92			92006294
Thirty-third	5/27/93			1993007426
Thirty-fourth	4/27/94			1994007395
Thirty-fifth	1/9/01			2001000357
Thirty-sixth	12/11/01			2001-022746
Thirty-seventh	7/21/03			2003-018637
Thirty-eighth	11/3/03			2003-028544
Thirty-ninth	12/3/03			2003-031051
Fortieth	2/14/06			2006-003601
Forty-first	3/30/07			2007-007252
Forty-second	5/25/07			2007-012643
Forty-third	10/2/07			2007-024264
Forty-fourth	4/10/08			2008-007997
Forty-fifth	3/5/10			2010-004423
Forty-sixth	6/24/10			2010-012606
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

VALLEY COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	6/11/43	14	387	30708
First	6/11/43	14	477	30709
Second	11/30/43	14	518	31497
Third	2/18/47	16	67	35881
Fourth	5/20/48	16	198	37610
Fifth	12/1/49	17	317	40616
Sixth	11/7/51	17	525	43585
Seventh	1/29/57	18	536	50692
Eighth	8/16/57	19	304	51351
Ninth	1/2/58	18	644	51871
Tenth	4/24/58	20	43	52149
Eleventh	10/29/58	20	109	53073
Twelfth	6/4/59	20	203	53903
Thirteenth	12/10/60	20	395	56310
Fourteenth	11/25/61	20	501	57739
Fifteenth*
Sixteenth	5/23/66	22	599	65142
Seventeenth	11/7/66	24	31	66108
Eighteenth	11/9/72			77694
Nineteenth	1/31/74			81377
Twentieth	8/27/74			82871
Twenty-first	11/14/74			83581
Twenty-second	12/28/76			90326
Twenty-third	9/6/78			97512
Twenty-fourth	3/28/79			102707
Twenty-fifth	1/20/82			118171
Twenty-sixth	6/17/82			120873
Twenty-seventh	7/24/86			149180
Twenty-eighth	12/5/89			Drawer 3
Twenty-ninth	3/19/90			172223
Thirtieth	3/8/91			179103
Thirty-first	9/6/91			182727
Thirty-second	5/8/92			154311
Thirty-third	5/27/93			196193
Thirty-fourth	4/28/94			203559
Thirty-fifth	1/16/01			252100
Thirty-sixth	12/6/01			258940
Thirty-seventh	7/21/03			273926
Thirty-eighth	11/4/03			277620
Thirty-ninth	12/3/03			278505
Fortieth	2/14/06			305886
Forty-first	3/30/07			319966
Forty-second	6/5/07			322044
Forty-third	10/5/07			325736
Forty-fourth	4/10/08			330645
Forty-fifth	3/8/10			349955
Forty-sixth	6/24/10			352800
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

WASHINGTON COUNTY, IDAHO
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/18/37	36	20	58726
First	9/30/39	36	544	60609
Second	11/29/43	38	251	65031
Third	2/26/47	39	583	70215
Fourth	6/2/48	40	413	72205
Fifth	12/15/49	41	416	74054
Sixth	11/17/51	43	17	76392
Seventh	1/29/57	46	229	81975
Eighth	8/16/57	46	378	82553
Ninth	1/2/58	47	3	82875
Tenth	4/23/58	47	127	83145
Eleventh	11/14/58	47	376	83712
Twelfth	6/22/59	47	621	84336
Thirteenth	12/29/60	48	513	85647
Fourteenth	12/11/61	49	239	86400
Fifteenth*
Sixteenth	5/13/66	53	309	91054
Seventeenth	11/23/66	53	635	91627
Eighteenth	11/6/72	57	492	97867
Nineteenth	1/31/74	57	784	100975
Twentieth	8/20/74	57	887	102358
Twenty-first	11/14/74	57	950	102936
Twenty-second	12/16/76	58	508	109036
Twenty-third	8/25/78	59	157	114530
Twenty-fourth	9/21/79			118193
Twenty-fifth	1/15/81			125914
Twenty-sixth	6/16/82			127291
Twenty-seventh	7/24/86			140855
Twenty-eighth	12/5/89			148359
Twenty-ninth	3/19/90			148963
Thirtieth	3/8/91			151207
Thirty-first	9/6/91			152694
Thirty-second	5/7/92			187349
Thirty-third	5/27/93			157031
Thirty-fourth	4/28/94			160001
Thirty-fifth	1/8/01			181643
Thirty-sixth	12/6/01			184475
Thirty-seventh	7/18/03			190382
Thirty-eighth	10/31/03			191708
Thirty-ninth	12/3/03			192068
Fortieth	2/14/06			200219
Forty-first	3/30/07			204900
Forty-second	5/25/07			205566
Forty-third	10/10/07			207041
Forty-fourth	4/10/08			209002
Forty-fifth	3/5/10			214517
Forty-sixth	6/24/10			215368
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

BAKER COUNTY, OREGON
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/22/37	74	128	94732
First	9/30/39	75	514	4696
Second	12/1/43	78	446	11827
Third	2/18/47	82	145	2859
Fourth	5/20/48	85	107	10581
Fifth	12/1/49	88	225
Sixth	11/6/51	92	574
Seventh	1/30/57	101	044	60450
Eighth	8/19/57	101	1088	63621
Ninth	1/2/58	102	233	65648
Tenth	4/23/58	102	638	67251
Eleventh	10/30/58	102	1451	70034
Twelfth	6/4/59	103	959	73388
Thirteenth	12/12/60	105	942	81646
Fourteenth	11/24/61	106	776	86648
Fifteenth*
Sixteenth	5/13/66	66-19	064	6638
Seventeenth	11/7/66	66-45	009	9073
Eighteenth	11/6/72	72-45	009	41572
Nineteenth	1/31/74	74-05	079	49425
Twentieth	8/21/74	74-34	043	53396
Twenty-first	11/14/74			55121
Twenty-second	12/16/76	76-51	046	15011
Twenty-third	8/25/78	78-34-119	78-34-150	01317
Twenty-fourth	9/21/79			11148
Twenty-fifth	1/14/82			35307
Twenty-sixth	6/17/82			37912
Twenty-seventh	7/28/86			18753
Twenty-eighth	12/6/89	D89-49-098-113	16
Twenty-ninth	3/19/90			9012029
Thirtieth	3/11/91			9111017
Thirty-first	9/9/91	D91-37-053-074
Thirty-second	5/8/92	D92-19-046
Thirty-third	5/28/93			9322017
Thirty-fourth	4/28/94			9417171
Thirty-fifth	1/22/01			B01040069
Thirty-sixth	12/17/01			B01510161
Thirty-seventh	7/21/03			B0329 0149
Thirty-eighth	11/7/03			B0345 0056
Thirty-ninth	12/4/03			B03480277B
Fortieth	4/5/06			B06140224
Forty-first	3/30/07			B07140066
Forty-second	5/30/07			B07220205
Forty-third	10/3/07			B07400385
Forty-fourth	4/14/08			B08160118
Forty-fifth	3/8/10			10100082
Forty-sixth	6/25/10			B10260016
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

GRANT COUNTY, OREGON
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	6/9/72			68533
First	6/9/72			68534
Second	6/9/72			68535
Third	6/9/72			68536
Fourth	6/9/72			68537
Fifth	6/9/72			68538
Sixth	6/9/72			68539
Seventh	6/9/72			68540
Eighth	6/9/72			68541
Ninth	6/9/72			68542
Tenth	6/9/72			68543
Eleventh	6/9/72			68544
Twelfth	6/9/72			68545
Thirteenth	6/9/72			68546
Fourteenth	6/9/72			68547
Fifteenth*
Sixteenth	6/9/72			68548
Seventeenth	6/9/72			68549
Eighteenth	11/6/72	43	187	69544
Nineteenth	1/31/74	44	20	72555
Twentieth	8/20/74	44	428	74021
Twenty-first	11/14/74	44	580	74796
Twenty-second	12/16/76	46	410	80159
Twenty-third	8/31/78	48	345	85250
Twenty-fourth	9/21/79			88335
Twenty-fifth	1/14/82			96523
Twenty-sixth	6/17/82			97629
Twenty-seventh	7/28/86			110404
Twenty-eighth	12/6/89	61	432
Twenty-ninth	3/19/90			120371
Thirtieth	3/11/91			910169
Thirty-first	9/9/91			911510
Thirty-second	5/8/92			920806
Thirty-third	5/28/93			930859
Thirty-fourth	5/4/94			940851
Thirty-fifth	1/22/01			210181
Thirty-sixth	12/7/01			213152
Thirty-seventh	7/21/03			2189
Thirty-eighth	11/3/03			033288
Thirty-ninth	12/5/03			20033565B
Fortieth	2/15/06			20060334
Forty-first	4/2/07			20070891
Forty-second	5/29/07			20071429
Forty-third	10/3/07			20072735
Forty-fourth	4/11/08			20080865
Forty-fifth	3/8/10			20100410
Forty-sixth	6/25/10			101115
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

HARNEY COUNTY, OREGON
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/18/46	Q	337	70608
First	10/18/46	Q	421	70609
Second	10/18/46	Q	429	70610
Third	2/19/47	R	6	71570
Fourth	5/22/48	R	576	75339
Fifth	12/2/49	S	615	79188
Sixth	11/6/51	U	33	84135
Seventh	2/11/57	Y	322	98538
Eighth	8/19/57	Y	523	99965
Ninth	1/20/58	Z	82	101111
Tenth	5/1/58	Z	233	101882
Eleventh	11/3/58	Z	496	103047
Twelfth	6/9/59	A-1	188	104640
Thirteenth	12/12/60	A-2	239	108334
Fourteenth	11/24/61	A-3	199	111242
Fifteenth*
Sixteenth	5/13/66	A-8	346	124906
Seventeenth	11/7/66	A-9	84	126398
Eighteenth	11/6/72	A-15	74	144160
Nineteenth	2/1/74	A-16	137	147772
Twentieth	8/20/74	A-16	485	149463
Twenty-first	11/15/74	A-16	654	150182
Twenty-second	12/20/76	A-19	400	167848
Twenty-third	8/25/78	A-24	670	175064
Twenty-fourth	9/24/79			179238
Twenty-fifth	1/14/82			189688
Twenty-sixth	6/17/82			190842
Twenty-seventh	7/28/86			861050
Twenty-eighth	12/6/89			891738
Twenty-ninth	3/19/90			900359
Thirtieth	3/11/91			910296
Thirty-first	9/9/91			911345
Thirty-second	5/8/92			920678
Thirty-third	5/28/93			930740
Thirty-fourth	4/28/94			940796
Thirty-fifth	1/22/01			20010141
Thirty-sixth	12/10/01			20012300
Thirty-seventh	7/21/03			20031431
Thirty-eighth	11/4/03			20032207
Thirty-ninth	12/4/03			20032377
Fortieth	2/16/06			20060315
Forty-first	3/30/07			20070704
Forty-second	5/29/07			20071188
Forty-third	10/3/07			20072214
Forty-fourth	4/14/08			20080605
Forty-fifth	3/8/10			20100273
Forty-sixth	6/25/10			20100709
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

MALHEUR COUNTY, OREGON
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/16/37	21	293	112125
First	10/6/39	24	346	125761
Second	12/6/43	31	274	19809
Third	2/27/47	38	386	47221
Fourth	6/2/48	43	384	59655
Fifth	12/15/49	50	5-26	1020
Sixth	11/19/51	59	213	17931
Seventh	2/6/57	81	290	10527
Eighth	9/10/57	84	135	15927
Ninth	1/22/58	85	464	18801
Tenth	4/28/58	86	503	1405
Eleventh	11/14/58	89	32	5907
Twelfth	6/22/59	91	564	12210
Thirteenth	12/29/60	98	595	25133
Fourteenth	12/12/61	102	227	33871
Fifteenth*
Sixteenth	6/7/66	119	138	73603
Seventeenth	11/18/66	120	177	76832
Eighteenth	11/8/72			139311
Nineteenth	2/7/74			154157
Twentieth	8/28/74			160821
Twenty-first	11/21/74			163442
Twenty-second	12/28/76			24602
Twenty-third	9/6/78			51133
Twenty-fourth	9/28/79			68872
Twenty-fifth	1/19/82			82-993559
Twenty-sixth	6/22/82			82-104958
Twenty-seventh	7/24/86			86-4840
Twenty-eighth	12/5/89			89-39609
Twenty-ninth	3/19/90			90-1848
Thirtieth	3/8/91			91-1302
Thirty-first	9/6/91			91-5774
Thirty-second	5/7/92			92-3270
Thirty-third	5/27/93			93-3278
Thirty-fourth	4/27/94			94-3020
Thirty-fifth	1/12/01			2001-287
Thirty-sixth	12/6/01			2001-8680
Thirty-seventh	7/18/03			2003-5749
Thirty-eighth	10/31/03			2003-8800
Thirty-ninth	12/3/03			2003-9816
Fortieth	2/28/06			2006-1391
Forty-first	3/30/07			2007-2396
Forty-second	5/25/07			2007-3947
Forty-third	10/2/07			2007-7420
Forty-fourth	4/10/08			2008-2291
Forty-fifth	3/5/10			2010-1388
Forty-sixth	6/24/10			2010-3850
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

MORROW COUNTY, OREGON
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	9/28/78			14114
First	9/28/78			14115
Second	9/28/78			14116
Third	9/28/78			14117
Fourth	9/28/78			14118
Fifth	9/28/78			14119
Sixth	9/28/78			14120
Seventh	9/28/78			14121
Eighth	9/28/78			14122
Ninth	9/28/78			14123
Tenth	9/28/78			14124
Eleventh	9/28/78			14125
Twelfth	9/28/78			14126
Thirteenth	9/28/78			14127
Fourteenth	9/28/78			14128
Fifteenth*
Sixteenth	9/28/78			14129
Seventeenth	9/28/78			14130
Eighteenth	9/28/78			14131
Nineteenth	9/28/78			14132
Twentieth	9/28/78			14133
Twenty-first	9/28/78			14134
Twenty-second	9/28/78			14135
Twenty-third	9/29/78			14136
Twenty-fourth	9/28/79			123410
Twenty-fifth	1/27/82			127687
Twenty-sixth	6/18/82			20499
Twenty-seventh	8/8/86			135163
Twenty-eighth	12/6/89			M-34008
Twenty-ninth	3/19/90			34664
Thirtieth	3/11/91			M-36367
Thirty-first	3/11/91			M-37263
Thirty-second	5/8/92			M-38466
Thirty-third	5/28/93			M-40524
Thirty-fourth	4/28/94			M-42607
Thirty-fifth	1/16/01			2001-74
Thirty-sixth	7/29/10			2010-26586
Thirty-seventh	7/29/10			2010-26587
Thirty-eighth	7/29/10			2010-26588
Thirty-ninth	7/29/10			2010-26590
Fortieth	7/29/10			2010-26591
Forty-first	7/29/10			2010-26592
Forty-second	7/29/10			2010-26593
Forty-third	7/29/10			2010-26594
Forty-fourth	7/29/10			2010-26595
Forty-fifth	7/29/10			2010-26596
Forty-sixth
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

UNION COUNTY, OREGON
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/1/55			41520
First	10/1/55			41521
Second	10/1/55			41522
Third	10/1/55			41523
Fourth	10/1/55			41524
Fifth	10/1/55			41524
Sixth	10/1/55			41526
Seventh	1/29/57	118	516	46427
Eighth	8/27/57	119	568	48437
Ninth	1/2/58	120	254	49854
Tenth	4/22/58	120	531	50903
Eleventh	11/3/58	121	470	52719
Twelfth	6/4/59	122	385	54981
Thirteenth	12/13/60	124	694	60439
Fourteenth	11/27/61	126	172	63920
Fifteenth*
Sixteenth	5/13/66	134	393	12192
Seventeenth	11/7/66	135	413	13941
Eighteenth	11/7/72			41380
Nineteenth	2/7/74			48357
Twentieth	8/28/74			51734
Twenty-first	11/15/74			52889
Twenty-second	12/17/76			65997
Twenty-third	9/6/78			79646
Twenty-fourth	10/1/79			87770
Twenty-fifth	1/27/82			104290
Twenty-sixth	6/18/82			105466
Twenty-seventh	7/28/86			119524
Twenty-eighth	12/6/89			131912
Twenty-ninth	3/19/90			132791
Thirtieth	3/11/91			136424
Thirty-first	9/9/91			138538
Thirty-second	5/11/92			141586
Thirty-third	6/1/93			147495
Thirty-fourth	4/28/94			153406
Thirty-fifth	1/22/01			20010266
Thirty-sixth	12/7/01			20015583
Thirty-seventh	7/21/03			20034754
Thirty-eighth	11/3/03			20037473
Thirty-ninth	12/4/03			20038087
Fortieth	2/15/06			20060725
Forty-first	3/30/07			20071604
Forty-second	6/15/07			20073197
Forty-third	10/11/07			20075750
Forty-fourth	4/18/08			2008-1599
Forty-fifth	3/8/10			20100892
Forty-sixth	6/25/10			20102202
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

WALLOWA COUNTY, OREGON
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	6/12/59			55284
First	6/12/59			55285
Second	6/12/59			55286
Third	6/12/59			55287
Fourth	6/12/59			55288
Fifth	6/12/59			55289
Sixth	6/12/59			55290
Seventh	6/12/59			55291
Eighth	6/12/59			55292
Ninth	6/12/59			55293
Tenth	6/12/59			55294
Eleventh	6/12/59			55295
Twelfth	6/12/59	60	454	55297
Thirteenth	12/12/60	61	613	58124
Fourteenth	11/28/61	62	490	59930
Fifteenth*
Sixteenth	5/13/66	66	335	68163
Seventeenth	11/7/66	66	663	68974
Eighteenth	11/7/72	72	178	80964
Nineteenth	1/31/74	74	2	83916
Twentieth	8/21/74	74	416	85247
Twenty-first	11/14/74	74	643	85875
Twenty-second	12/17/76	77	157	91105
Twenty-third	8/25/78	80	267	96947
Twenty-fourth	9/21/79			101151-A
Twenty-fifth	1/13/82			03504
Twenty-sixth	6/17/82			04464
Twenty-seventh	7/28/86			10961
Twenty-eighth	12/6/89	99	1
Twenty-ninth	3/21/90			16873
Thirtieth	3/11/91			91-18544
Thirty-first	9/9/91			91-19642
Thirty-second	5/8/92			92-21126
Thirty-third	6/7/93			23712
Thirty-fourth	4/28/94			26133
Thirty-fifth	1/22/01			200142584
Thirty-sixth	12/7/01			044446
Thirty-seventh	2/27/04			048595
Thirty-eighth	11/3/03			03-49410
Thirty-ninth	12/4/03			03-49624
Fortieth	2/15/06			2006-55000
Forty-first	3/30/07			57506
Forty-second	6/4/07			2007-57870
Forty-third	10/4/07			200758576
Forty-fourth	4/11/08			59563
Forty-fifth	3/8/10			63323
Forty-sixth	6/28/10			63806
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

ELKO COUNTY, NEVADA
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	10/18/37	4	39	65874
First	10/2/39	4	295	71475
Second	12/1/43	5	266	82445
Third	2/19/47	6	411	93620
Fourth	6/4/48	R&C M		99822
Fifth	12/2/49	7	390	106050
Sixth	11/6/51	21	384	113985
Seventh	1/30/57	29	413	10048
Eighth	8/19/57	30	379	11852
Ninth	1/2/58	31	145	12838
Tenth	4/23/58	31	372	13381
Eleventh	11/17/58	32	492	15084
Twelfth	6/5/59	34	253	16276
Thirteenth	12/13/60	9	335	2721
Fourteenth	11/27/61	20	202	6720
Fifteenth*
Sixteenth	5/27/66	69	108	24897
Seventeenth	11/7/66	75	589	27864
Eighteenth	11/13/72	170	387	72180
Nineteenth	2/1/74	189	477	80550
Twentieth	9/3/74	200	297	85424
Twenty-first	12/2/74	205	89	87712
Twenty-second	1/6/77	241	289	102743
Twenty-third	9/7/78	275	453	115844
Twenty-fourth	10/9/79			127348
Twenty-fifth	1/27/82			159761
Twenty-sixth	6/17/82			163894
Twenty-seventh	7/28/86			217231
Twenty-eighth	12/8/89			285930
Twenty-ninth	3/19/90			289311
Thirtieth	3/11/91			303865
Thirty-first	9/9/91			310473
Thirty-second	5/8/92			320836
Thirty-third	6/1/93			338197
Thirty-fourth	4/29/94			352666
Thirty-fifth	1/8/01			465996
Thirty-sixth	12/19/01			43374
Thirty-seventh	9/24/03			506529
Thirty-eighth	12/10/03			511472
Thirty-ninth	12/10/03			511471
Fortieth	2/15/06			548799
Forty-first	3/30/07			570190
Forty-second	5/29/07			573746
Forty-third	10/3/07			582722
Forty-fourth	4/11/08			594006
Forty-fifth	3/8/10			623862
Forty-sixth	6/25/10			627838
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

HUMBOLDT COUNTY, NEVADA
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	5/11/82			221389
First	5/11/82			221390
Second	5/11/82			221391
Third	5/11/82			221392
Fourth	5/11/82			221393
Fifth	5/11/82			221394
Sixth	5/11/82			221395
Seventh	5/11/82			221396
Eighth	5/11/82			221397
Ninth	5/11/82			221398
Tenth	5/11/82			221399
Eleventh	5/11/82			221400
Twelfth	5/11/82			221401
Thirteenth	5/11/82			221402
Fourteenth	5/11/82			221403
Fifteenth*
Sixteenth	5/11/82			221404
Seventeenth	5/11/82			221405
Eighteenth	5/11/82			221406
Nineteenth	5/11/82			221407
Twentieth	5/11/82			221408
Twenty-first	5/11/82			221409
Twenty-second	5/11/82			221410
Twenty-third	5/11/82			221411
Twenty-fourth	5/11/82			221412
Twenty-fifth	5/11/82			221413
Twenty-sixth	6/17/82			222484
Twenty-seventh	7/29/86			259872
Twenty-eighth	12/6/89	283	202
Twenty-ninth	3/20/90			315916
Thirtieth	3/11/91			323700
Thirty-first	9/9/91			327674
Thirty-second	5/8/92			333314
Thirty-third	5/28/93			341674
Thirty-fourth	5/9/94			348823
Thirty-fifth	1/8/01			2001-90
Thirty-sixth	7/29/10			2010-4314
Thirty-seventh	7/29/10			2010-4315
Thirty-eighth	7/29/10			2010-4316
Thirty-ninth	7/29/10			2010-4317
Fortieth	7/29/10			2010-4318
Forty-first	7/29/10			2010-4319
Forty-second	7/29/10			2010-4320
Forty-third	7/29/10			2010-4321
Forty-fourth	7/29/10			2010-4322
Forty-fifth	7/29/10			2010-4323
Forty-sixth	7/29/10			2010-4324
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

LANDER COUNTY, NEVADA
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	8/2/10	610	1	257920
First	8/2/10	610	1	257920
Second	8/2/10	610	1	257920
Third	8/2/10	610	1	257920
Fourth	8/2/10	610	1	257920
Fifth	8/2/10	610	1	257920
Sixth	8/2/10	610	1	257920
Seventh	8/2/10	610	1	257920
Eighth	8/2/10	610	1	257920
Ninth	8/2/10	610	1	257920
Tenth	8/2/10	610	1	257920
Eleventh	8/2/10	610	1	257920
Twelfth	8/2/10	610	1	257920
Thirteenth	8/2/10	610	1	257920
Fourteenth	8/2/10	610	1	257920
Fifteenth*
Sixteenth	8/2/10	610	1	257920
Seventeenth	8/2/10	610	1	257920
Eighteenth	8/2/10	610	1	257920
Nineteenth	8/2/10	610	1	257920
Twentieth	8/2/10	610	1	257920
Twenty-first	8/2/10	610	1	257920
Twenty-second	8/2/10	610	1	257920
Twenty-third	8/2/10	610	1	257920
Twenty-fourth	8/2/10	610	1	257920
Twenty-fifth	8/2/10	610	1	257920
Twenty-sixth	8/2/10	610	1	257920
Twenty-seventh	8/2/10	610	1	257920
Twenty-eighth	8/2/10	610	1	257920
Twenty-ninth	8/2/10	610	1	257920
Thirtieth	8/2/10	610	1	257920
Thirty-first	8/2/10	610	1	257920
Thirty-second	8/2/10	610	1	257920
Thirty-third	8/2/10	610	1	257920
Thirty-fourth	8/2/10	610	1	257920
Thirty-fifth	8/2/10	610	1	257920
Thirty-sixth	8/2/10	610	1	257920
Thirty-seventh	8/2/10	610	1	257920
Thirty-eighth	8/2/10	610	1	257920
Thirty-ninth	8/2/10	610	1	257920
Fortieth	8/2/10	610	1	257920
Forty-first	8/2/10	610	1	257920
Forty-second	8/2/10	610	1	257920
Forty-third	8/2/10	610	1	257920
Forty-fourth	8/2/10	610	1	257920
Forty-fifth	8/2/10	610	1	257920
Forty-sixth	8/2/10	610	1	257920
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

LINCOLN COUNTY, WYOMING
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	2/15/72			U-16707
First	2/15/72			U-16708
Second	2/15/72			U-16709
Third	2/15/72			U-16710
Fourth	2/15/72			U-16711
Fifth	2/15/72			U-16712
Sixth	2/15/72			U-16713
Seventh	2/15/72			U-16714
Eighth	2/15/72			U-16715
Ninth	2/15/72			U-16716
Tenth	2/15/72			U-16717
Eleventh	2/15/72			U-16718
Twelfth	2/15/72			U-16719
Thirteenth	2/15/72			U-16720
Fourteenth	2/15/72			U-16721
Fifteenth*
Sixteenth	2/15/72			U-16722
Seventeenth	2/15/72			U-16723
Eighteenth	11/7/72	102	159	442688
Nineteenth	2/8/74	110	221	453750
Twentieth	9/3/74	114	379	459840
Twenty-first	11/29/74	116	140	461966
Twenty-second	12/29/76	132	419	487221
Twenty-third	9/7/78	149	120	513599
Twenty-fourth	10/2/79			397
Twenty-fifth	1/28/82			339
Twenty-sixth	6/17/82			579262
Twenty-seventh	7/28/86			659212
Twenty-eighth	12/6/89	281	56
Twenty-ninth	3/30/90			715403
Thirtieth	3/11/91			729592
Thirty-first	10/7/91			739346
Thirty-second	5/11/92	310	77
Thirty-third	6/14/93	330	366
Thirty-fourth	4/28/94			782209
Thirty-fifth	1/15/01			870779
Thirty-sixth	1/28/02			878820
Thirty-seventh	9/15/03			893425
Thirty-eighth	12/15/03			895900
Thirty-ninth	12/3/03			896191
Fortieth	4/6/06			000372
Forty-first	4/16/07			928435
Forty-second	6/1/07	660	170	929899
Forty-third	10/12/07	675	439	934017
Forty-fourth	4/14/08			938225
Forty-fifth	3/8/10			952409
Forty-sixth	6/28/10			954140
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT A

SWEETWATER COUNTY, WYOMING
Supplemental Indenture	Date Recorded	Book	Page	Instrument No.
Original Mortgage	7/6/71			26509
First	7/6/71			26510
Second	7/6/71			26511
Third	7/6/71			26512
Fourth	7/6/71			26513
Fifth	7/6/71			26514
Sixth	7/6/71			26515
Seventh	7/6/71			26516
Eighth	7/6/71			26517
Ninth	7/6/71			26518
Tenth	7/6/71			26519
Eleventh	7/6/71			26520
Twelfth	7/6/71			26521
Thirteenth	7/6/71			26522
Fourteenth	7/6/71			26523
Fifteenth*
Sixteenth	7/6/71			26524
Seventeenth	7/6/71			26525
Eighteenth	11/10/72	517	603	418926
Nineteenth	2/1/74	540	193	439080
Twentieth	8/30/74	557	303	453600
Twenty-first	11/25/74	562	146	458291
Twenty-second	1/3/77	635	I25	719332
Twenty-third	9/15/78	694	86	772490
Twenty-fourth	10/12/79			804130
Twenty-fifth	2/10/82			1540
Twenty-sixth	6/18/82			1007
Twenty-seventh	8/28/86			001569
Twenty-eighth	12/6/89	804	731
Twenty-ninth	3/20/90			1063065
Thirtieth	3/25/91			1085328
Thirty-first	9/9/91			1085879
Thirty-second	5/18/92			1112475
Thirty-third	5/28/93			1137888
Thirty-fourth	4/28/94			1161663
Thirty-fifth	1/8/01			1326337
Thirty-sixth	1/8/01			13210237
Thirty-seventh	9/19/03			1396141
Thirty-eighth	12/15/03			1402447
Thirty-ninth	12/15/03			1402422
Fortieth	2/28/06			1465345
Forty-first	3/30/07			1499465
Forty-second	6/1/07			1505080
Forty-third	10/5/07			1517178
Forty-fourth	4/14/08			1530606
Forty-fifth	3/9/10			1577565
Forty-sixth	6/29/10			1584146
* The Fifteenth Supplemental Indenture amended Section 12 of the Mortgage and did not include property additions. Accordingly this Supplemental Indenture was not recorded.

EXHIBIT B

ADA COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Central Headquarters (CHQ)	L. Marvin and Jean Peterson	9208762		2-14-1992
CHQ	Zions First National Bank	862824		10-5-1973
CHQ	Nina White	864172		10-22-1973
CHQ	Inland Coca-Cola Bottling Co.	7820980		4-24-1978
CHQ	Western National Corporation	7831573		6-14-1978
Parking	Walton A. Glenn	8022561		5-9-1980
Parking	Albert L. Trulemans, et al	8022563		5-9-1980
Parking	Charles L. and Dianne P. Winder	8400966		1-9-1984
Parking	R.M. and Eula J. Logsdon	850709		6-18-1973
Parking	Charles L. and Dianne P. Winder	8503355		1-18-1985
Parking	Mary Ellen Van Deusen, et al	7633375		8-23-1976
Plaza 1 Office	Vera K. Fisch	141253	193/ 233	8-27-1930
Plaza 1 Office	A.N. and Verna Locklear	278740	327/97	8-20-1948
Plaza 2 Office	J. Gordon Brookover, et al	8500735		1-4-1985
Plaza 2 Office	H.A. Dinwiddie	8500736		1-4-85
Boise Operation Center	Ralph C. and Lois Ann Shoemaker	8446861		9-19-1984
Boise Records Center	E.H. & W.C. Dewey Investment Company	97933	153/162	2-2-1922
Boise Records Center	E.H. & W.C. Dewey Investment Company	116869	196/113	7-29-1925
Boise Records Center	Quinn Robbins Co. Inc.	107108505		7-31-2007
Boise Vehicle Storage	Quinn-Robbins Company, Inc.	258874	300/518	1-11-1947
C.J. Strike Hydro Project	Tina McDonough Peterson	7514492		6-10-1975
Boise Bench Microwave Site	State of Idaho	535584		8-17-1962
Boise Bench Substation	Bank of Idaho as Conservator of the Nelson Estate	8411138		3-9-1984
Boise Bench Substation	Charles F. and Alice Jean Svoboda	290801		9-8-1949
Boise Bench Substation	Marie and Charles Svoboda	290802		9-8-1949
Boise Bench Substation	Francis Mike and A. Joan Svoboda	418874		11-5-1957
Boise Bench Substation	Charles F. and Marie Svoboda	418875		11-5-1957
Boise Bench Substation	Alice Jean and Charles F. Svoboda	418877		11-5-1957
Boise Bench Substation	Clair C. Svoboda and Anna E. Svoboda	418876		11-5-1957
Boise Bench Substation	Vernon J. Brollier, et al	712397		3-26-1969
Boise Bench Substation	State of Idaho	256961	300/182	10-16-1946
Boise Bench Substation	State of Idaho	242447	288/343	11-28-1945
Boise Bench Substation	State of Idaho	254259		8-31-1946
Boise Bench Substation	State of Idaho	254257		8-31-1946
Boise Bench Substation	State of Idaho	254259		8-31-1946
Boise Bench Substation	State of Idaho	256962	300/182	11-16-1946
Boise Bench Substation	State of Idaho	284166		2-22-1949
Boise Bench Substation	State of Idaho	254256	299/345	8-31-1946
Boise Bench Substation	State of Idaho	254255	299/343	8-31-1946
State Street Substation	Intermountain Company	458237		7-6-1959
State Street Substation	Forrest K. and Connie Skaggs	96003586		1-12-1996
State Street Substation	Verle L. and Mildred O. Roberts	482490		7-1-1960
Kuna Substation	Steve Guinn	101103683		10-5-2001
Kuna Substation	Kuna’s Swann Falls Storage, Inc.	101136091		12-21-2001
Kuna Substation	Kuna’s Swann Falls Storage, Inc.	102131360		11-8-2002
Beacon Light Substation	Ryan and Mary Jo Hood	102158365		12-30-2002
Beacon Light Substation	Ryan and Mary Jo Hood	103171684		10-8-2003
Columbia Substation	Monte S. and Janet L. Davis	105175774		11-18-2005
Columbia Substation	Monte S. and Janet L. Davis	106002914		1-6-2006
Locust Substation	John and D. Jeanne Tolk	7641658		10-21-1976
Locust Substation	John and Jeanne D. Tolk, as Co-Trustees of the Tolk Trust	101014615		2-20-2001
Victory Substation	William P. and Rosalee Wigle	8918846		4-27-1989
Amity Substation	Lynae S. and Jerry D. Hibbard	105082382		6-22-2005
Amity Substation	Lynae S. and Jerry D. Hibbard	105002302		6-22-2005
Dry Creek Substation	David L. Nordling, et al	7508390		4-25-1975
Grove Substation	Frank P. and Olive M. Kloepfer	555651		5-13-1963
Hillsdale Substation	Martin L. Hill	103014434		1-28-2003
Meridian Substation	James O. and Helen Jones Beck	293823		11-17-1949
Ustick Substation	Wesley T. and Irene F. Fry	543519		12-4-1962
Wye Substation	Kenneth L. and Margaret Ridgeway	330425		4-16-1952
Cartwright Substation	The Terteling Company, Inc.	106046455		3-27-2006
Butler Substation	Lillian J. Hensley	330424		4-16-1952
Black Cat Substation	Bill and Mary Wright	98021033		3-6-1998
Eagle Substation	N.A. Smith	310752		11-18-1950
Cloverdale Substation	Clair S. and Mary E. Hawkins	696395		8-2-1968
Star Substation	Joseph and Nancy Moyle	102005835		1-16-2002
Stoddard Substation	GCJ Investments, LLC	101105707		10-11-2001
Joplin Substation	David E. and Mary M. Leader, as trustees of the Leader Trust	101016877		2-26-2001
Hubbard Substation	John S. and Nellie H. Wood	894700		8-1-1974
Mora Substation	Robert P. Brown, et al	522630		3-1-1962
Gary Substation	Nellie E. Anderson, et al	8305918		2-4-1983
Bethel Court Substation	Samuel W. Coil, et al	100027552		4-11-2000
Fischer Substation	ADS, Inc.	107109412		8-2-2007
Cloverdale Substation	Ronald W. Van Auker	100081476		10-11-2000
Ada County Land	Ronald W. and Bessie Marte Scott	100027553		4-11-2000
Ada County Land	Alliance Title and Escrow Corp, as Trustee of the Burkhalter Trust	105032726		3-18-2005
Ada County Land	Union Pacific Railroad Company	8850022		10-12-1988
Ada County Land	Larry K. Peterson	99017212		2-22-1999
Ada County Land	Larry K. Peterson	99046507		5-7-1999
Ada County Land	Mountain States Telephone and Telegraph Company	8551830		1-10-1985
Ada County Land	Boise Industrial Foundation	99015545		2-17-1999
Transmission Line Land	Karl Fischer, et al	420137		12-2-1957
Transmission Line Land	Marion Smith	412397		7-3-1957
Transmission Line Lands	W. Robert McBirney, et al	8228202		7-2-1982
	Guy and Sylvia E. Healey	409206		4-1-1957
Transmission Line Land	Howard C. and Muriel L. Ferguson	408761		4-9-1957
Transmission Line Land	Walter R. and Gloria F. Smith	407812		3-25-1957
Transmission Line Land	Mark C. and Joanne G. Peckham	407472		3-9-1957
Transmission Line Land	Western Christian College	407492		3-9-1957
Transmission Line Land	Surprise Valley Famrs, Inc.	642320		6-24-1966
	Bruce and Beth Bowler	9168378		12-2-1991
Transmission Line Land	Marion Smith	412397		4-3-1957
Transmission Line Land	D&C Farms, Inc.	412316		4-2-1957

EXHIBIT B

ADAMS COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	5495	5/419	8-16-1916
Hells Canyon Hydro Project	Albert W. and Grace L. Campbell	36927	23/275	11-4-1955
Hells Canyon Hydro Project	Albert W. and Grace L. Campbell	36928	23/276	11-4-1955
Hells Canyon Hydro Project	Albert W. and Grace L. Campbell	39179	24/453	11-26-1958
Hells Canyon Hydro Project	Albert W. and Grace L. Campbell	39544	24/575	5-25-1959
Hells Canyon Hydro Project	Albert W. and Grace L. Campbell	39862	25/38	10-22-1959
Hells Canyon Hydro Project	Albert W. and Grace L. Campbell	41156	25/447	7-24-1961
Hells Canyon Hydro Project	Ferdinand C. and Florence M. Alers	41037	25/413	5-23-1961
Hells Canyon Hydro Project	Frank J. and Leta O. Smith	41157	25/448	7-24-1961
Hells Canyon Hydro Project	Emma Louise Antz	41092	25/429	6-19-1961
Hells Canyon Hydro Project	C.J. and Alice Newlin	39006	24/408	9-10-1958
Council Substation	Adams County, Idaho	32461	21/162	3-19-1949
Tamarack Substation	Evergreen Forest Products Co.	44759	27/14	10-29-1965
New Meadows Substation	Richard Balbach and Helen Balbach		21/110	12-29-1948
Jump Substation	Boise Cascade Corporation	105763		4-6-2004
OX Ranch Property	Hixon Properties, Inc.	113309		12-13-2006
OX Ranch Property	Hixon Properties, Inc.	113310		12-13-2006
Indian Creek Property	Karen A. McGuiness	117637		12-31-2008

EXHIBIT B

BANNOCK COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	48569	31/220	8-14-1916
Bannock County Land	Paul and Mary Luana Lish	795768		06/04/1987
Pocatello Operation Center	Farrell J and Gloria M Jones, et al	747972		04/23/1985
Pocatello Operation Center	Fergus, Jr and Shirley Briggs	728833		05/10/1984
Pocatello Operation Center	Robert S Bohrer	645899		04/15/1980
Pocatello Operation Center	Margaret Boero Sweikers	544725		10/24/1975
Pocatello Operation Center	Marshall Brothers, Inc	416893		06/15/1965
Pocatello Operation Center	Irene J Ames	459145		03/20/1969
Pocatello Operation Center	George W and Ada Watson Hardwick	525760		07/22/1974
Pocatello Operation Center	Irene J Ames	459144		03/20/1969
Pocatello Operation Center	Arthur J and Inez S Ashby	499167		09/08/1972
Pocatello Operation Center	Marshall Brother, Inc	416894		06/15/1965
Pocatello Operation Center	Garrett Terminal Corporation	280746	110/411	04/10/1951
Pocatello Operation Center	Richard E and Darryl Maynard	417129		06/21/1965
Portneuf Substation	Gertrude E Guyer	721684		01/10/1984
Siphon Substation	Albert M and Betty E Johnson	505688		03/08/1973
Inkom Junction Substation	Evan Franklin and Elva Barron	429922		07/13/1966
Tyhee Substation	H Leo and Laura B A Lewis	368802		05/24/1961
Alemeda Substation	Harold K and Louisa B Lenon, et al	531085		12/13/1974
Terry Substation	Wendell and Barbara Marshall, et al	411491		12/28/1964
Highland Substation	J &D, Hancock Family Investments	97018178		10/22/1997
Pocatello West Substation	F M and Anne Bistline	223025	85/624	10/26/1942
Freemont Substation	Johanna N Briggs	462665		07/30/1969
Terry Substation	Wendell and Barbara Marshall, et al	411920		01/13/1965
Freemont Substation	William E and Ruth M Schutt	411490		12/28/1964
Portneuf 138 kV	Richard and Lea Joy Armstrong	89015305		12/13/1989
Bannock County Land	Bannock County, Idaho	303366	120/135	10/12/1954
Bannock County Land	Bannock County, Idaho	303367	120/136	10/12/1954
Bannock County Land	Mary A and Marinus M Bush	146553	62/267	08/31/1929
Pocatello Pole Yard	Varsity Square, LLC	21003188		2-26-2010

EXHIBIT B

BEAR LAKE COUNTY, IDAHO

[No fee lands currently listed]

EXHIBIT B

BINGHAM COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	20593	23/228	8-14-1916
Blackfoot Office	H.F. and Eunice Van Atta	66806		5-4-1959
Haven Substation	Darwin I. and Pearl Young	212368		5-18-1976
Aiken Substation	Dean Adams and Leda Larue Adams	218916		12-1-1976
American Potato Substation	Basic American Foods	303215		3-17-1983
Crater Substation	Clifford and Glory C. Wride	11747		4-23-1955
Rockford Substation	Harry and Hannah Katseanes	21690		7-6-1951
Lava Substation	J R and Ida Saunders	46519	92/137	6-13-1956
Goshen Substation	Lloyd V. and Sarah C. Frandsen	33603		12-11-1953
Morgans Pasture Substation	Clifford and Leona T. Morris	80412	108/27	3-4-1961
Taber Substation	Raymond J. and Eva H. Harker	51088		12-24-1956
Hulen Substation	C.L. and Veta B. Ashley	35935	87/38	5-6-1954
Hulen Substation	C.L. and Veta B. Ashley	38029	88/100	9-17-1954
Kramer Substation	Jessie E. Nelson, et al	205226		10-10-1975
Fort Hall Substation	Don C. and Salome S. Brown	20073	61/293	2-4-1939
Aberdeen Substation	Aberdeen Townsite and Investment Company		27/605	9-14-1916
Pingree Substation	Grace A. Moody	45107	91/223	11-15-1955
Blackfoot Substation	Charlotte G. Monk	51894	76/75	5-1-1946
Pioneer Regulator Station	Penick & Ford, Limited, a Delaware corporation	404765		2-28-1992
Thomas Voltage Regulator	Kenneth Eugene and Violet Elizabeth Simon	178617		3-14-1973
Bingham County Lands	Koch Agriculture Company	459347		11-14-1997
Bingham County Lands	Lizzie Novostas Pokibro, et al	40731		1-26-1954
Sterling Substation	Bingham County, Idaho	599746		10-14-2008

EXHIBIT B

BLAINE COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Elkhorn Substation	Elkhorn at Sun Valley	147459		1-4-1973
Hailey Substation	Vern R. and Dorothy Davis	93972	158/488	7-15-1948
Ketchum Substation	Union Pacific Railroad Co.	116799	176/322	4-18-1962
Hailey Substation	Julio and Maria Astorquia	116657	176/281	3-9-1962
Moonstone Substation	Harvey D. and Hollis H. Bothoff	173555		5-16-1977
Moonstone Substation	Orie S. and Frieda Leavell	173556		5-16-1977
Picabo Substation	Kilpatrick Brothers Co.	105936	166/373	5-11-1955
Hailey Storage Yard	City of Hailey/vacation	298177		12-19-1988
Silver Substation	Anna Elora Broadie	208666		11-10-1980
Wood River Substation	John E. and Margaret Jean Evans	117200	176/386	7-30-1962
Wood River Substation	Anton A. and Liselotte Bodner	152064		11-9-1973
Blaine County Lands	Ralph W. and Dorothy V. Price	538106		8-2-2006
Bellevue Employee Housing	Cary R. and Tammie L. Darling	572982		12-2-2009

EXHIBIT B

BOISE COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	24824	41/275	8-15-1916
Horseshoe Bend Substation	Clayton and Rachel Watson	69848		1-27-1965

EXHIBIT B

BONNEVILLE COUNTY, IDAHO

[No fee lands currently listed]

EXHIBIT B

BUTTE COUNTY, IDAHO

[No fee lands currently listed]

EXHIBIT B

CAMAS COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Prairie Power Office/Shop	Prairie Power Cooperative, Inc.	67423		7-24-1992
Corral Substation
Camas Substation
Fairfield Substation	William F. and Opal L. Stewart	45093	23/67	12-6-1978

EXHIBIT B

CANYON COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	75128	75/150	8-14-1916
Canyon Operation Center	Antone and Fotula Chacartegui	8429643		12-17-1984
Canyon Operation Center	Antone and Fotula Chacartegui	8429643		12-17-1984
Canyon Operation Center	Antone and Fotula Chacartegui	8429643		12-17-1984
Canyon Operation Center	Antone and Fotula Chacartegui	8429643		12-17-1984
Linden Substation	Caldwell Unlimited, Inc.	604004		12-29-1967
Caldwell Substation	Tsutano Tamura	600938		10-13-1967
Chestnut Substation	Ernest and Onie Baker		139/415	3-16-1940
Willis Substation	Jerry L. and Gay Payne	200521482		4-21-2005
Melba Substation	Ralph and Linda Gant	200414670		3-18-2004
Mid-Rose Substation	J. Ramon and Marilyn Yorgason	200246256		10-1-2002
Hill Substation	Clifford C. and Clara Adamson	8918970		10-11-1989
Zilog Substation	Zilog Inc.	9123365		11-24-2001
Vallivue Substation	Joy E. Torrey	200018997		5-31-2000
Nampa Substation	City of Nampa	200451284		9-14-2004
Nampa Substation	George H. and Lulu B. Petersen		180/135	5-19-1948
Nampa Substation	Thelma L. Miller	2004-29365		6-1-2004
Karcher Substation	Micron Electronics, Inc.	9734578		10-14-1997
Melba Substation	Herman and Mable McBirnery		137/301	3-24-1939
Lansing Substation	Oscar L. and Eldora Aldrich	416716		12-13-1954
Ware Substation	Carl E. and Blanche Nicholson	530929		3-27-1963
Simplot Substation	Simplot Industries, Inc.	635403		11-19-1969
Cherry Lane Substation	Debby Brunel	200427369		5-21-2004
Gem Substation	Cecil and Mary McClintick	514164		3-9-1962
Bowmont Substation	State of Idaho	535756		6-27-1963
Happy Valley Substation	Schulerland Farms, Inc.	200449393		9-2-2004
Huston Substation	Elizabeth Norris	589010		12-15-1966
Homedale Substation	Barbara Boehner	347000		2-18-1949
Wilder Substation	SSI Food Services, Inc.	9218652		8-18-1992
Canyon County Lands	Highland Addition, Inc.	577653		2-23-1966
Canyon County Lands	Highland Add. Inc.	326340		7-12-1947
Canyon County Lands	Condemnation		16/208	1-9-1936
Canyon County Lands	White Sage Farms	535755		6-27-1963
Canyon County Lands	Dan T. and Beverly I. Morris	8406888		3-23-1984
Canyon County Lands	Highland Add. Inc.	326340		7-14-1947
Melba Substation	Rick Morino, et al	2007-078050		11-30-2007
Melba Substation	Ralph and Linda Gant	2004-14670		3-18-2004
Wagner Substation	James E. and Lexann Warren	2005-72243		10-31-2005
Star Operation Center	Can-Ada Properties, LLC	2007-073827		11-6-2007
Ward Substation	Paul and Harriet Calverley	2007-070884		10-23-2007
Star Operation Center	Dallas B. and Karen Hess	2007-072952		11-1-2007
Star Operation Center	Dallas B. and Karen Hess	2007-060550		8-31-2007

EXHIBIT B

CARIBOU COUNTY, IDAHO

[No fee lands currently listed]

EXHIBIT B

CASSIA COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	25035	21-119	8-14-1916
Burley Rural Substation	Harold and Lillian Holmes	206211	Book 62	4-25-1960
Kenyon Substation	Roland B. and Madge M. Smith	174410	56/375	1-12-1952
Island Substation	Eugene and Mary Ann Layton	188747	60/335	1-27-1956
Oakley Substation	Cooperative Security Corporation	27707	Film No. 38	1-7-1966

EXHIBIT B

CLARK COUNTY, IDAHO

[No fee lands currently listed]

EXHIBIT B

ELMORE COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	21043	21/473	8-15-1916
Danskin Power Plant	J.R. Simplot Company	329471		6-27-2001
Rattle Snake Substation	Raymond G. and Bertha Ann Knudson	356752		5-21-2004
Mayfield Transmission Station	Joseph Richard Cornell	203586		7-30-1981
Mayfield Transmission Station	E. Jean McDowell, et al	201433		4-3-1981
Bennett Substation	Frank S. and Gwendolyn R. Galey	185220		12-19-1978
Little Substation	Samuel M. John, et al	163054	60/96	5-16-1975
Elmore Switching Station	Orville C. Colthorp, et al	99934	51/471	4-14-1959
Glenns Ferry Substation	Wm. A. and Elizabeth Duncan	58084	27/374	9-27-1937
Glenns Ferry Substation	Elmore County, Idaho	58319	27/396	11-5-1937
Glenns Ferry Substation	Union Pacific Railroad	299045		2-25-1997
Mountain Home Substation	F.W. Bennett, et al	74046	49/276	1-4-1947
Orchard Substation	Ray E. and Olive Anne Brown Stewart	220157		1-9-1984
C.J. Strike Hydro Project	F.W. Bennett and Son, Inc.	167017		2-25-1976
C.J. Strike Hydro Project	Reuel L. and Erma M. Morton	81206	30/538	12-23-1950
C.J. Strike Hydro Project	Reuel L. and Erma M. Morton	80576	30/503	8-11-1950
C.J. Strike Hydro Project	Myrtle R. Mathis	83625	31/57	3-27-1952
C.J. Strike Hydro Project	John H. and Marion Rose Mathis	83626	31/58	3-27-1952
C.J. Strike Hydro Project	Reuel L. Morton, et al	83011	31/15	11-30-1951
C.J. Strike Hydro Project	H. Stuart Reecy and J.B. Penard	82742	50/634	9-28-1951
C.J. Strike Hydro Project	E.L. Stevens and Byron Stevens	82452	30/634	7-30-1951
C.J. Strike Hydro Project	Idaho First National Bank	82242	30/624	6-28-1951
C.J. Strike Hydro Project	E.L. Stevens and Byron Stevens	85326	43/183	7-29-1952
C.J. Strike Hydro Project	E.L. Stevens and Byron Stevens	85325	43/181	7-29-1952
C.J. Strike Hydro Project	E.L. Stevens and Byron Stevens	84332	51/60	7-29-1952
C.J. Strike Hydro Project	Clyde E. Summers	82305	50/584	7-6-1951
C.J. Strike Hydro Project	Victor and Maria Aguirre	81382	50/469	1-25-1951
C.J. Strike Hydro Project	R.H. Bennett, et al	83292	31/40	1-26-1952
C.J. Strike Hydro Project	John and Frances Cobb	80727	50/390	9-16-1950
C.J. Strike Hydro Project	Mildred R. Cossey	81948	50/540	5-11-1951
C.J. Strike Hydro Project	Oscar and Olga Mannon	82163	51/16	6-19-1951
C.J. Strike Hydro Project	W.B. and Bessie Gilmore	82162	30/613	6-19-1951
Dike Project	John C. and Jessie M. Sanborn	83090	52/14	12-19-1951
Dike Hydro Lands	Henry A. and Fay Pruett	83738	52/79	4-16-1952

EXHIBIT B

GEM COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	1570	1/471	8-15-1916
Crane Creek Substation	Walter A. and Iva H. Howard	75439	38/91	8-16-1957
Emmett Substation	Travis E. and Mary L. Keller	123857		4-24-1978
Emmett Substation	Denver and Eunice E. Hendrix	123495		3-20-1978
Emmett Substation	Frank H. Meyer, et al	41532	49/580	10-10-1911
Emmett Service Center	City Transfer Redi-Mix	147920		7-27-1984
Shellrock Substation	MacGregor Land and Livestock	141293		9-17-1982
Ola Substation	Sumner and Georgia E. Holbrook	79042	39/225	8-26-1959
Substation Land	David and Geraldine L. Little	103808		1-28-1972
Emmett Junction Land	William T. and Margaret Peterson	55840	30/614	10-24-1946
Switching Station Road	Paul W. and Opal M. Abrell	107254		3-8-1973

EXHIBIT B

GOODING COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	8082	3/26	8-14-1916
Gooding Office Building	Edwin E. and Ruth N. Adams, via Deed of Reconveyance	134193		10-24-1988
Gooding Warehouse	Diana R. Ibarra	152026		3-19-93
Dale Substation	Willis and Iona Anderson	37574		11-4-1971
Gooding Substation	Clarence and Grace A. Wells	25314		5-15-1968
Orchard Substation	Norvall and Iris Coffman	129336	47/412	2-9-1956
Toponis Substation	Western Farms, Inc.	61646		10-22-1976
Lower Malad Hydro Project	Jesse F. and Sada E. Ruddles	98503	40/44	11-7-1946
Lower Malad Hydro Project	Dororthy Frost, et al	99231	40/101	1-7-1947
Lower Malad Hydro Project	Fred and Nettie M. Leach	99408	39/462	1-18-1947
Upper Malad Hydro Project	James E. Sutton	67805	26/367	6-1-1937
A.J. Wiley Hydro Project	Andrew A. and Helen B. Colvin	121858	45/609	8-1-1953
A.J. Wiley Hydro Project	David C. and Martha I. Lipe	121151	42/338	4-22-1953
Upper Salmon Hydro Project	Northern Pacific Railway Company	29175	17/85	1-10-1922
Lower Salmon Hydro Project	Patsy Dunn	133987		11-8-1995
Clear Lakes Power Plant	Otis E. and Mary E. Syster	44023	6/510	8-30-1927
Clear Lakes Power Plant	First Security Trust Company	65358	28/186	8-14-1936
Briggs Springs	W.W. and Florence Shepherd Staplin	64441	28/105	4-27-1936
Bliss Microwave Site	James M. and Susan Victor	183241		11-8-1999
Thousand Springs Lands	The Nature Conservancy	141048		5-22-1990
Bliss Park	Kast C.K. Cattle Co., Inc.	165612		5-22-1996
Relish Whitewater Access	N. Stanley and Loretta Standal	214150		12-8-2005

EXHIBIT B

IDAHO COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Oxbow Fish Hatchery	William and Margaret Roakey	218121	102/308	1-8-1965
Oxbow Fish Hatchery	John H. and Pearl E. Carrey	214400	100/220	1-10-1964
Oxbow Fish Hatchery	Circle C Ranch, Inc.	214401	100/223	1-10-1964

EXHIBIT B

JEFFERSON COUNTY, IDAHO

[No fee lands currently listed]

JEROME COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Perrine Substation	J.E. Doughty, et al	138682	163/465	3-21-1959
Jerome Substation	Union Pacific Railroad Company	71651	11/310	12-3-1938
Midpoint Substation	Northeast Farm Company, Inc.	234304		6-13-1978
Midpoint Substation	Northeast Farm Company, Inc.	160760	177/270	9-24-1964
Notch Butte Substation	William Reuben, et al	119461	149/176	6-5-1953
Hazelton Substation	Seneber S. and Victoria A. Brooks	25635	46/379	10-21-1924
Wilson Butte Substation	Max and Josephine Durk	119442	149/173	6-4-1953
Hunt Substation	E.J. and Josie G. Davidson	161913	177/391	1-11-1965
Flat Top Substation	Alloys and Alice E. Hoff	174563	182/780	1-3-1968
Hydra Substation	Vernon W. and Goldie Ahrens	220798	197/3051	9-25-1976
Tupperware Substation	Dart Industries, Inc.	195469	182/3071	7-10-1972
Shoshone Falls Hydro Project	Fredrick J. and Martha Stone Adams	40195	96/315	3-2-1929
Jerome County Lands	Twin Falls North Side Investment Company, Limited	11012	39/635	7-15-1909
Jerome County Lands	United States	923734		10-26-1992
Jerome County Lands	Emil Ehlers	110197	141/297	8-23-1950
Hunt Transmission Line Lands	United States Agriculture Farmers Home Administration	236959		10-23-1978

EXHIBIT B

LEMHI COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Pahsimeroi Hatchery	Delmar and Elsie M. Coiner	105879		1-17-1967
Pahsimeroi Hatchery	Sherman F. Furey, et al	107572		11-21-1967
Pahsimeroi Hatchery	Harold and Francis V. Sweeney	107480		11-2-1967
Tendoy Substation	Velma Mahaffey, et al	210376		5-24-1991
Tendoy Substation	Rex C. and Mary L. Andrews	116207		11-23-1970
Salmon Office	Lloyd Shaw Post No 67 Inc, The American Legion	136029		3-30-1977
Lemhi County Land	L. Dean Peterson	267278		5-6-2006

EXHIBIT B

LINCOLN COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	39354	25/635	8-14-1916
Dietrich Substation	Virgil F. Heiken, et al	112681		4-24-1962
Lincoln Substation	Donald Riley	156792		3-5-1993
Lincoln Substation	Nina Riley	156793		3-5-1993
Lincoln Substation	Blaine K. and Lisa M. Hubsmith	156795		3-5-1993
Richfield Substation	Clifford and Ethel Connor	101894	44/625	8-19-1954
Shoshone Substation	Dora Johnson	54921	32/71	3-19-1921
Shoshone Substation	Paul S. and Margaret B. Haddock	54922	22/348	3-19-1921
Shoshone Substation	Lincoln County, Idaho	78397	38/486	3-12-1940
Shoshone Substation	Billie J. and Minnie M. Anderson	128413		2-4-1974
Shoshone Storage Yard	City of Shoshone	152998		4-6-1989

EXHIBIT B

MINIDOKA COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	10294	6/101	8-14-1916
Mini Cassia Operation Center	Knudsen Leasing Company	416457		1-6-1995
Julion Substation	Fred L. and Mary Wilson	119616	35/380	2-2-1955
Paul Substation	Norman C. Larson, et al	124634	36/143	7-6-1956
Heyburn Tap	Richard L. and LaVon W. Finlinson	182179		2-3-1966
Heyburn Tap	Richard L. and LaVon W. Finlinson	182562		2-24-1966
Adelaide Substation	Wilbert H. and Velva D. Moller	243331		7-9-1974
Duffin Substation	State of Idaho	108566	29/308	7-19-1950

EXHIBIT B

ONEIDA COUNTY, IDAHO

[No fee lands currently listed]

EXHIBIT B

OWYHEE COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	14091	10/512	8-15-1916
Homedale Office	Estate of Manford R. Logan	189994		9-8-1986
C.J. Strike Hydro Project	Arthur L. Beach, et al	82187	41/53	2-7-1951
C.J. Strike Hydro Project	Albert L. and Bonnie Black	84245	42/315	1-30-1952
C.J. Strike Hydro Project	Errol F. and Anna G. Black	87932	44/407	12/11/1953
C.J. Strike Hydro Project	Errol F. and Anna G. Black	87931	44/405	12-11-1953
C.J. Strike Hydro Project	Walton and Dorothy Cahalan	84227	42/294	1-25-1952
C.J. Strike Hydro Project	John R. Carter	82605	41/179	4-5-1951
C.J. Strike Hydro Project	Roland J. Hawes, et al	84730	42/491	4-16-1952
C.J. Strike Hydro Project	Justo Erdoisa	84189	42/278	1-18-1952
C.J. Strike Hydro Project	Justo Erdoisa	84289	42/335	2-6-1952
C.J. Strike Hydro Project	William H. Frizzle	82211	41/61	2-9-1951
C.J. Strike Hydro Project	Charles and Esther Simmons	83260	41/420	7-13-1951
C.J. Strike Hydro Project	Rodney A. and Leona S. Hawes	84119	42/225	1-7-1952
C.J. Strike Hydro Project	Fred G. and Elizabeth King	82868	41/267	5-11-1951
C.J. Strike Hydro Project	Ted and Esther Fay King	83324	41/429	7-20-1951
C.J. Strike Hydro Project	J. Gerhard and Nina F. Kohring	84188	42/276	1-18-1952
C.J. Strike Hydro Project	Charles E. Lee	82068	41/11	1-19-1951
C.J. Strike Hydro Project	John E. and Lora E. Noble	83775	42/66	10-26-1951
C.J. Strike Hydro Project	Oris R. and Merle Noble	82504	41/167	3-23-1951
C.J. Strike Hydro Project	Estaugio Ocamica, et al	Case #2358	Condem-nation	1-29-1952
C.J. Strike Hydro Project	M.E. Ridings	82185	41/49	2-7-1951
C.J. Strike Hydro Project	Ruth F. Roark	82186	41/51	2-7-1951
C.J. Strike Hydro Project	Tim L. and Edith Shenk	85209	43/147	7-3-1952
C.J. Strike Hydro Project	Robert and Lois E. Schlechter	82503	41/165	3-23-1951
C.J. Strike Hydro Project	Totorica Co.	85011	43/89	5-28-1952
C.J. Strike Hydro Project	Totorica Co.	82263	41/87	2-15-1951
C.J. Strike Hydro Project	Totorica Co.	88633	45/240	3-8-1954
C.J. Strike Hydro Project	Milford Vaught, et al	Case #2354	Condem-nation	1-29-1952
C.J. Strike Hydro Project	Arthur E. and Ruth F. Bailey	80173	39/388	3-16-1950
C.J. Strike Hydro Project	Howard E. and Agnes B. Waterman	83156	41/389	6-25-1951
C.J. Strike Hydro Project	Roy W. Weatherly	83236	41/412	7-6-1951
Hemingway Substation	Richard and Connie Brandau	266916		12-10-2008
Hemingway Substation	Rex Evans	266915		12-10-2008
Hemingway Substation	William B. McDonald	267036		12-22-2008
Hemingway Substation	Donald Lynn and Crystal Lee Nelson	267038		12-22-2008
Hemingway Substation	Cyrus Nathaniel Steffler	267037		12-22-2008
C.J. Strike Mitigation Property	Betty L. Turner, et al	259298		12-27-2006

EXHIBIT B

PAYETTE COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Payette Operation Center	Robert L. Farber	113123		2-26-1962
Willow Creek Substation	Adda W. Pense	68880		2-17-1948
Langley Gulch Plant	Larry and Loretta Lemons	364867		2-4-2010
Langley Gulch Plant	Walter W. Morrow, et al	366286		4-30-2010
Langley Gulch Plant	Tom E. Shaw Family Limited Partnership, et al	365184		2-24-2010
Payette County Lands	Henggeler Bros., Inc.	366818		6-3-2010
Payette County Lands	William and Mary P. Kinney	30301		4-28-1932

EXHIBIT B

POWER COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
American Falls Warehouse	Loren A. Williams	83210	109/502	03/30/1962
Brady Substation	Joseph and Alta Allec	76223	102/294	12/12/1956
Brady Substation	E. .G and Fannie L Lish	77537	102/472	02/10/1958
Brady Substation	Floyd and Emma L. Batterton	76147	102/277	11/13/1956
Brady Substation	Alonzo Lee and June Bartholomew	76148	102/278	11/13/1956
Brady Substation	Alonzo Lee and June Bartholomew	76148	102/278	11/13/1956
Brady Substation	Floyd and Emma L. Batterton	76147	102/277	11/13/1956
Brady Substation	County of Power, State of Idaho	76226	102/296	12/12/1956
Brady Substation	P. .J and Doris A. Huber	76180	102/287	11/24/1956
Brady Substation	John F. and Mildred Gilson	76149	102/278	11/13/1956
Brady Substation	Alonzo Lee and June Bartholomew	76148	102/278	11/13/1956
Brady Substation	Sophia M. Moore	76150	102/279	11/13/1956
Brady Substation	James R. and Mary Lou Dobel	66975	96/566	12/21/1948
Brady Substation	Falls View Cemetery Maintenance District	76188	102/288	11/28/1956
Don Substation	Food Machinery and Chemical Corporation	72098	99/557	07/28/1953
Deen Substation	Kenneth W and Helen L Marshall	76808	102/369	06/16/1957
Kinport Substation	FMC Corporation	95571		01/27/1971
Lamb Substation	Amfac Foods, Inc	102966		02/06/1974
Pleasant Valley Substation	Catherine Potter, et al	82896	109/470	01/03/1962
American Falls Hydro Project	Willis W. and Anna Belle Williams	107849		04/01/1976
American Falls Hydro Project	J. Marie and David H. Barrett	93547		05/17/1969
American Falls Hydro Project	Eldron D. and Idonna J. Thornton	76151	102/280	11/13/1956
American Falls Hydro Project	B. Thomas Morris	76148	102/276	11/13/1956
Power County Lands	John Kulm	75983	102/262	09/22/1956
Power County Lands	William and Betty Phillips, et al	116715		02/21/1979
Power County Lands	Lucy M. and L.A. Williams	70888	99/425	04/16/1952

EXHIBIT B

TWIN FALLS COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	73926	35/438	8-14-1916
Twin Falls Office	Rosa Belle Smith	519509		12-3-1962
Twin Falls Office	Maude M. Cartney	519510		12-3-1962
Twin Falls Office Parking	Jon H. and Anna N. Hansen	703360		10-1-1976
Twin Falls Operation Center	W.W. and Eva K. Thomas	415173		12-28-1951
Twin Falls Operation Center	The City of Twin Falls	809379		9-9-1981
Twin Falls Operation Center	Heard Roofing and Insulation Company, Inc., et al	592314		9-17-1968
Twin Falls Operation Center	The City of Twin Falls	739128		6-15-1978
Twin Falls Operation Center	C.W. Silver Company, Inc.	807609		8-6-1981
Twin Falls Operation Center	Joe B. and Mary Galan	2005-025923		11-15-2005
Twin Falls Operation Center	Jose T. Jasso	2005-025906		11-15-2005
Twin Falls Operation Center	Jose T. Jasso	2005-025907		11-15-2005
Twin Falls Operation Center	Jose T. Jasso	2008-018383		8-15-2008
Twin Falls Operation Center	Campbell Company of Idaho, Inc.	864035		7-9-1984
Twin Falls Operation Center	Estate of Hope N. Pufahl	2001-013343		7-25-2001
Twin Falls Operation Center	Margaret A. Stobaugh	2007-011787		5-16-2007
Twin Falls Operation Center	City of Twin Falls	2007- 006015		3-16-2007
Twin Falls Operation Center	Estate of Hope N. Dungan	2001-013343		7-25-2001
Twin Falls Substation	Henry and Merna A. Wambolt	540065		7-10-1964
Twin Falls Substation	W.W. and Ada E. Nicholson	202264		11-19-1927
Twin Falls Substation	Andrew P. and Ingeborg L. Lane	369171		3-7-1947
Twin Falls Substation	Roy H. and Dorothy L. Sorenson	511687		3-12-1962
Twin Falls Substation	Albert and Elsa Gurski	781016		4-15-1980
Twin Falls Substation	Anna L. Baker	585658		2-21-1968
Buhl Substation	Lawson E. and Pearl Jane Roberts	540862		8-4-1964
Buhl Substation	Investors Corporation	83873		5-11-1917
Buhl Substation	Buhl Townsite Company Limited	49298		5-4-1914
Eastgate Substation	Charles B. and Billie F. Park	646760		3-2-1973
Eastgate Substation	Ray and Phyllis E. Park	464064		6-6-1957
Eastgate Substation	Charles B. and Billie F. Park	646760		3-3-1973
Russet Substation	Consolidated Food Corporation	711813		3-17-1977
Hansen Butte Substation	Bertha Frahm, et al	432574		1-9-1954
Artesian Substation	Otis and Hazel Helsely	416073		2-6-1952
Milner Substation	Helen B. Perrine	443228		3-5-1955
Filer Substation	Idaho Management Enterprises, Inc.	2005-009856		5-10-2005
Milner Hydro Project	Laurena B. Marshall	845950		8-26-1983
Milner Hydro Project	Mark E. and Lola B. Moorman	971645		6-12-1990
Milner Hydro Project	Frank L. Perrine and Anne P. Brown	1993-014742		10-6-1993
Twin Falls Hydro Project	James J. May, et al	1993-001268		1-28-1993
Upper Salmon Hydro Project	Chas W. and Lean C. Mack	221879		12-6-1929
Upper Salmon Hydro Project	Northern Pacific Railway Company	139578	59/629	12-31-1921
Transmission Line Land	Edgar A. Russell	688880		8-6-1974
Transmission Line Land	Yvonne Stevenson	688881		8-6-1974
Transmission Line Land	Vergene Russell Gates	688882		8-6-1974
Transmission Line Land	Genevieve McCollough	688883		8-6-1974

EXHIBIT B

VALLEY COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
McCall Office	Brass, Inc.	126747		3-28-1983
Long Valley Operations Center	McMaster Real Estate	324768		8-31-07
McCall Storage Yard	Brass, Inc.	86164		9-16-1975
Cascade Power Plant	Ike J. and Mary M. Wardle	122180		8-9-1982
Cascade Power Plant	William D. and Nadeane Hale	122219		8-13-1982
Smiths Ferry Substation	Daniel E. and Mildred E. Sutherland	117512		12-11-1981
Boulder Substation	Duane B. and Alberta Mae Smith	259877		1-22-2002
McCall Substation	Neal and Pearl N. Boydstun		175/123	6-6-1950
Donnelly Substation	Henry and Betty L. Nortune	88850		8-4-1976
Valley County Lands	Union Pacific Railroad Company	145413		12-6-1985

EXHIBIT B

WASHINGTON COUNTY, IDAHO
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Cambridge Warehouse	Leo C. and Jennifer R. Braun	129402		03/02/1983
Cambridge Substation	Fred and Fern Bain	69375		08/31/1946
Midvale Substation	Robert H. and Ida Mae Graham	94616		04/10/1970
Cambridge Substation	Bill E. and Zola A. Noah	188451		01/27/2003
Hells Canyon Hydro Project	Roy and Helen McMullen	85094		05/11/1960
Hells Canyon Hydro Project	Edward M. and Esther Randall	81415		06/16/1956
Hells Canyon Hydro Project	Oliver S. and Annie Pearl Mason	81849		12/08/1956
Hells Canyon Hydro Project	Carl C. Morton	85317		08/23/1960
Hells Canyon Hydro Project	Edward M. and Esther Randall	81415		06/16/1956
Hells Canyon Hydro Project	Charles S. and Esther Smith	82155		04/19/1957
Hells Canyon Hydro Project	Ben C. and Myrtle M Rutledge	70333		03/21/1947
Hells Canyon Hydro Project	Alvie C. Bell	82212		05/07/1957
Hells Canyon Hydro Project	Roy and Helen McMullen	82154		04/19/1957
Hells Canyon Hydro Project	Roy and Helen McMullen	82156		04/19/1957
Hells Canyon Hydro Project	J. C. and Kathryn C Wray	82157		04/19/1957
Hells Canyon Hydro Project	John and Elizabeth Stringer	83184		03/27/1958
Hells Canyon Hydro Project	Charles S. and Esther Smith	82153		04/19/1957
Hells Canyon Hydro Project	Arthur F. and Lois A. Robertson	81438		06/28/1956
Hells Canyon Hydro Project	Henry and Edurne Gabiola	81266		03/31/1956
Hells Canyon Hydro Project	Ray and Frances Carrithers, et al		6/273	10/15/1957
Hells Canyon Hydro Project	Clara P. Cole	81727		10/16/1956
Hells Canyon Hydro Project	George B. and Irma B. Perkins	81728		10/16/1956
Hells Canyon Hydro Project	Albert W. and Grace L. Campbell	80703		10/19/1955
Hells Canyon Hydro Project	Hugh and Opal Beggs	81212		04/19/1956
Steck Park	L. E. and Verna Emerson	82005		02/09/1957
Steck Park	Kenneth and Mabel Steck	84422		07/16/1959
West Cove Creek	Arthur F. and Lois A. Robertson	81437		06/20/1956
Cottonwood Creek	Lawrence Ranch Inc	199696		12/22/2005
Cottonwood Creek	Clint Lawrence	199697		12/22/2005
Soulen Ranch	Soulen Livestock Company	203752		12-5-2006
Soulen Ranch	Soulen Livestock Company	203753		12-5-2006

EXHIBIT B

BAKER COUNTY, OREGON
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	36466	85/148	8-14-1916
Durkee Substation	Sammy C. and Elizabeth B. Cordell	35342	89 32/086	8-10-1989
Durkee Substation	Eastern Oregon Development Company	52375	108/389	8-11-1927
Huntington Substation	Baker County, Oregon	47363	105/674	10-22-1954
Huntington Substation	Harriet A. Degel	69397	115-539	6-15-1931
Huntington Substation	Gertrude Alice Lee, et al	58891	111/447	12-18-1928
Huntington Substation	Baker County, Oregon	58893	111/451	12-18-1928
Quartz Substation	Susie Iva Geyer Gillingham	50505	164/358	5-25-1955
Unity Substation	Lincoln Morgan	35852	159/456	8-21-1952
Halfway Substation	Margherita DelCurto	63620	167/287	8-19-1957
Durkee-Baker 66 kV line	California-Pacific Utilities Company	11097	139/596	7-5-1946
Hunting-Baker 69-kV line	Baker County, Oregon	19352	151/535	11-2-1949
Baker County Lands	S & F Forwarding Company	7688	89/57	10-8-1918
Baker County Lands	James E. and Eva E. Robinette	61584	112/492	7-11-1929
Baker County Lands	James E. and Eva E. Robinette	38812	102/240	10-11-1924
Baker County Lands	James E. and Eva E. Robinette	7832	89/82	10-22-1918
Fish Weir - Mitigation	Michelle B. Wentworth Trust	03500176B		12-15-2003
Baker Mitigation Property	Richard A. Murray	08520297B		12-30-2008
Daly Creek Ranch - Mitigation	Daly Creek Ranch, LLC	05520120B		12-27-2005
Daly Creek Ranch - Mitigation	Daly Creek Ranch, LLC	05520130B		12-27-2005
Hells Canyon Hydro Project	Anna Adams	18053	67 05/029	1-31-1967
Hells Canyon Hydro Project	George and Lillian Aklin	72754	169/317	4-24-1959
Hells Canyon Hydro Project	Walter G. and Anna Clark	72755	169/318	4-24-1959
Hells Canyon Hydro Project	William and Sue Menze	72757	169/320	4-24-1959
Hells Canyon Hydro Project	Alice and Emmett Holt	72756	169/319	4-24-1959
Hells Canyon Hydro Project	Tom Buchanan, et al	92930	173/527	2-13-1963
Hells Canyon Hydro Project	L.G. and Flossie W. Burnap	9364	66 48/047	12-1-1966
Hells Canyon Hydro Project	Lee and Flossie W. Burnap	98062	174/385	2-13-1964
Hells Canyon Hydro Project	Dan R. and Vi Cole	94452	173/1047	6-10-1963
Hells Canyon Hydro Project	Dan R. and Vi Cole	94453	173/1048	6-10-1963
Hells Canyon Hydro Project	Dan R. and Violet J. Cole	16939	67 16/013	4-17-1967
Hells Canyon Hydro Project	Chet and Florence Evans	86499	172/267	11-15-1961
Hells Canyon Hydro Project	Ralph E. and Helen Gale	69945	67 04/009	1-23-1967
Hells Canyon Hydro Project	Betty Hanson, et al Hanson	63069	65 33/016	8-18-1965
Hells Canyon Hydro Project	Ben and LaLun Higashi	74594	169/1057	8-11-1959
Hells Canyon Hydro Project	William and Lena Hogg	62788	167/64	6-28-1957
Hells Canyon Hydro Project	Mervin Alvin Jahns, et al	65370	167/831	12-12-1957
Hells Canyon Hydro Project	Robert H. and Myrtle M. Jahns	65371	167/832	12-12-1957
Hells Canyon Hydro Project	J.W. and Mable C. Knox	63929	167/384	9-6-1957
Hells Canyon Hydro Project	Mona and E.R. Lanning	15610	68 14/011	4-1-1968
Hells Canyon Hydro Project	J.H. and Cora M. Maurer	61689	65 19/007	5-10-1965
Hells Canyon Hydro Project	Irving and Helen Biggs Rand	10237	67 07/008	2-14-1967
Hells Canyon Hydro Project	John L. and Virginia Rand	10238	67 07/010	2-14-1967
Hells Canyon Hydro Project	Amos E. and Bernice Robinette	9289	66 47/067	11-25-1966
Hells Canyon Hydro Project	Roman Catholic Bishop of the Diocese of Baker	1364	65 15/077	4-16-1965
Hells Canyon Hydro Project	Clayton Robbins	87791	172/655	2-14-1962
Hells Canyon Hydro Project	Helen Gerdes, et al	16868	150/515	6-13-1949
Hells Canyon Hydro Project	Henry E. Smith	99730	174/893	6-24-1964
Hells Canyon Hydro Project	Earl and Billee Thompson	99128	174/683	5-5-1964
Hells Canyon Hydro Project	Hazel Vrba	01438	65 16/048	4-22-1965
Hells Canyon Hydro Project	Elizabeth Allstead	79417	170/1107	7-6-1966
Hells Canyon Hydro Project	George S. and Doris M. Degitz	53942	165/86	12-8-1955
Hells Canyon Hydro Project	George S. and Doris M. Degitz	99734	174/892	6-24-1964
Hells Canyon Hydro Project	Baker County, Oregon	71588	168/1354	2-13-1959
Hells Canyon Hydro Project	Baker County, Oregon	71589	168/1356	2-13-1959
Hells Canyon Hydro Project	Baker County, Oregon	71591	168/1361	2-13-1959
Hells Canyon Hydro Project	Jack B. Dennis	74918	169/1164	8-31-1959
Hells Canyon Hydro Project	Norvil M. and Bessie P. Greener	57953	165/1368	8-15-1956
Hells Canyon Hydro Project	Norvil M. and Bessie P. Greener	57954	165/1369	8-15-1956
Hells Canyon Hydro Project	William and Sue Menze	57523	165/1221	7-18-1956
Hells Canyon Hydro Project	Emmett and Alice Holt	57524	165/1222	7-18-1956
Hells Canyon Hydro Project	George and Lillian V. Aklin	57525	165/1223	7-18-1956
Hells Canyon Hydro Project	Walter G. and Anna Clark	57526	165/1224	7-18-1956
Hells Canyon Hydro Project	Walter G. and Anna Clark	69986	168/880	10-29-1958
Hells Canyon Hydro Project	Emmett and Alice Holt	69987	168/881	10-29-1958
Hells Canyon Hydro Project	William and Sue Menze	69988	168/882	10-29-1958
Hells Canyon Hydro Project	George and Lillian V. Aklin	69989	168/883	10-29-1958
Hells Canyon Hydro Project	Genevieve Maley	64721	167/587	11-4-1957
Hells Canyon Hydro Project	Baker County, Oregon	34509	71 39/010	9-27-1971
Hells Canyon Hydro Project	O.D and Lena Pierce	53943	165/88	12-8-1955
Hells Canyon Hydro Project	Baker County School District No. 61	42317	72 51/049	12-21-1972
Hells Canyon Hydro Project	Anson E.and Ohlia A. Powell	71014	168/1182	1-6-1959
Hells Canyon Hydro Project	Henry Will	62295	166/1340	5-29-1957
Hells Canyon Hydro Project	Dan L. and Blanche Forsea	67720	168/153	5-26-1958
Hells Canyon Hydro Project	Dan L. Forsea, et al	68244	168/309	6-27-1958
Hells Canyon Hydro Project	Oregon-Washington Railroad & Navigation Company	69735	168/794	10-10-1958
Hells Canyon Hydro Project	Baker County, Oregon	68447	168/354	7-3-1958
Hells Canyon Hydro Project	Ellis and Blanche Allen	70744	168/1125	12-15-1958
Hells Canyon Hydro Project	Edward and Alma Allen	71321	168-1253	1-28-1959
Hells Canyon Hydro Project	John L. and Velma R. Allen	56119	5-3-1956	165/813
Hells Canyon Hydro Project	John L. and Velma R. Allen	56120	165/815	5-3-1956
Hells Canyon Hydro Project	John L. and Velma R. Allen	77644	170/496	2-29-1960
Hells Canyon Hydro Project	Charles Arthur	56349	165/883	5-21-1956
Hells Canyon Hydro Project	Theodore R. and Winnifred A. Avery	66740	167/1263	3-24-1958
Hells Canyon Hydro Project	Baker County, Oregon	84325	171/1088	6-30-1961
Hells Canyon Hydro Project	Baker County, Oregon	68977	168/541	8-11-1958
Hells Canyon Hydro Project	Baker County School District No. 23	69580	168/754	9-29-1958
Hells Canyon Hydro Project	Baker County School District No. 23	69579	168/752	9-29-1958
Hells Canyon Hydro Project	Baker County School District No. 23	69578	168/749	9-29-1958
Hells Canyon Hydro Project	Baker County School District No. 23	69581	168/756	9-29-1958
Hells Canyon Hydro Project	Gertrude Baker	65433	167/860	12-17-1957
Hells Canyon Hydro Project	Gertrude Baker	67826	168/171	5-26-1958
Hells Canyon Hydro Project	Bert Basche	68560	168/387	7-11-1958
Hells Canyon Hydro Project	Peter and Ernestine Basche	62406	166/393	6-7-1957
Hells Canyon Hydro Project	Pete F. and Ernestine Basche	64848	167/650	11-12-1957
Hells Canyon Hydro Project	Mary D. Bastian	61936	166/1185	5-8-1957
Hells Canyon Hydro Project	Claus P. and Alveda M. Sass	70488	168/1037	11-25-1958
Hells Canyon Hydro Project	Elma V. and Gilbert H. Beck	70490	168/1043	11-25-1958
Hells Canyon Hydro Project	Gilmer L. and Marjorie J. Hankins	70491	168/1048	11-25-1958
Hells Canyon Hydro Project	Elma V. and Gilbert H. Beck	70489	168/1042	11-25-1958
Hells Canyon Hydro Project	Leon E. and Ruby O. Bendixen	77645	170/498	2-29-1960
Hells Canyon Hydro Project	Leroy and Leslie Smelcer	12640	140/248	9-3-1946
Hells Canyon Hydro Project	George A. and Florence Ludiker	64301	167/484	10-1-1957
Hells Canyon Hydro Project	Roy E. and Wanda E. Bendixen	65045	167/705	11-25-1957
Hells Canyon Hydro Project	Nora Benson	58973	166/302	8-11-56
Hells Canyon Hydro Project	Bestwall Gypsum Company	62147	166/1288	5-22-1957
Hells Canyon Hydro Project	Bestwall Gypsum Company	80071	170/1329	8-23-1960
Hells Canyon Hydro Project	Willard F. and Neva V. Bisom	9550	146/334	3-17-1948
Hells Canyon Hydro Project	Willard F. and Neva V. Bisom	60576	166/755	2-11-1957
Hells Canyon Hydro Project	Ray J. and Elizabeth A. Blevins	60551	166/749	2-7-1957
Hells Canyon Hydro Project	Elmer V. and Jennie M. Boyer	61937	166/1186	5-8-1957
Hells Canyon Hydro Project	Sam V. and Hazel Buxton	65754	167/947	1-3-1958
Hells Canyon Hydro Project	Paul L. and Olga L. Brooks	68705	168/444	7-2-1958
Hells Canyon Hydro Project	Paul L. and Olga L. Brooks	77646	170/500	2-29-1960
Hells Canyon Hydro Project	Robert Buchanan	77647	170/503	2-29-1960
Hells Canyon Hydro Project	Robert Buchanan	77648	170/505	2-29-1960
Hells Canyon Hydro Project	Frank Butchart, et al	66992	167/1357	4-7-1958
Hells Canyon Hydro Project	Frank Butchart, et al	66993	167/1359	4-7-1958
Hells Canyon Hydro Project	Albert W. and Grace L. Campbell	77649	170/508	2-29-1960
Hells Canyon Hydro Project	John L. and Velma R. Allen	55386	185/574	3-16-1956
Hells Canyon Hydro Project	Ray C. and Frances Carrithers	64843	167/641	11-12-1957
Hells Canyon Hydro Project	Doris Krueger, et al	65563	167/881	12-26-1957
Hells Canyon Hydro Project	John T. and Josephine V. Coats	68701	168/433	7-21-1958
Hells Canyon Hydro Project	John T. and Josephine V. Coats	68702	168/435	7-21-1958
Hells Canyon Hydro Project	Cornucopia Gold Mines	59728	166/516	12/10/1956
Hells Canyon Hydro Project	F.L. and Eathel Coulter	59416	166/431	11-23-1956
Hells Canyon Hydro Project	Albert L. and Jessie Cummings	58287	166/118	9-10-1956
Hells Canyon Hydro Project	Mary Davis	65203	167/780	12-2-1957
Hells Canyon Hydro Project	Mary Davis	68703	168/438	7-21-1958
Hells Canyon Hydro Project	George S. and Doris M. Degitz	77650	170/510	2-29-1960
Hells Canyon Hydro Project	Eagle Valley School District No. 44	62488	166/1424	6-13-1957
Hells Canyon Hydro Project	Ellingson Lumber Company	78831	170/873	5-23-1960
Hells Canyon Hydro Project	Carolyn Morris, et al	62480	166-1420	6-13-1957
Hells Canyon Hydro Project	Ben and Mabel Dunleavy	77219	170/362	2-1-1960
Hells Canyon Hydro Project	W. Lovell and Velma E. Gover	77651	170/513	2-29-1960
Hells Canyon Hydro Project	Velma E. Gover, et al	88850	172/910	4-30-1962
Hells Canyon Hydro Project	Kenneth H. and Mary Ellen Grant	58974	166/303	10-24-1956
Hells Canyon Hydro Project	E. K. Greener	64845	167/644	11-12-1957
Hells Canyon Hydro Project	E. K. Greener	77652	170/516	2-29-1960
Hells Canyon Hydro Project	Norvil and Bessie Greener	77654	170/526	2-29-1960
Hells Canyon Hydro Project	Norvil and Bessie Greener	77653	170/519	2-29-1960
Hells Canyon Hydro Project	J.J. and Eva Hendrix	77655	170/528	2-29-1960
Hells Canyon Hydro Project	Anna Henggeler	62108	166/1272	3-20-1957
Hells Canyon Hydro Project	LaVerna E. Wallace Hensley	58681	166/220	10-4-1956
Hells Canyon Hydro Project	George N. and Wadean R. Holcomb	72710	169/300	4-22-1959
Hells Canyon Hydro Project	George N. and Wadean R. Holcomb	72711	169/303	4-22-1959
Hells Canyon Hydro Project	George N. and Wadean R. Holcomb	77656	170/531	2-29-1960
Hells Canyon Hydro Project	Raymond C. and Helen H. Holt	77657	170/534	2-29-1960
Hells Canyon Hydro Project	Addaline Hunsaker	65369	167/830	12-12-1957
Hells Canyon Hydro Project	Maude Johnson	58902	166/275	10-19-1956
Hells Canyon Hydro Project	Henry J. Keeney	58903	166/277	10-19-1956
Hells Canyon Hydro Project	Lorval L. and Belle L. Johnson	57630	165/1254	7-26-1956
Hells Canyon Hydro Project	Alberta Kendall	62859	167/074	7/1/1957
Hells Canyon Hydro Project	Joe R. and Frances Kendall	64723	167/591	11-4-1957
Hells Canyon Hydro Project	Lewis and Zelma Laird	63930	167/385	9-6-1957
Hells Canyon Hydro Project	Lewis and Zelma Laird	77658	170/536	2-29-1960
Hells Canyon Hydro Project	W. C. McCall, et al	65935	167/1005	1-27-1958
Hells Canyon Hydro Project	W. C. McCall, et al	68797	168/476	7-28-1958
Hells Canyon Hydro Project	Frank and Edith McDowell	67159	167/1411	4-17-1958
Hells Canyon Hydro Project	W.C. and Marian H. McCall	78764	170/844	5-17-1960
Hells Canyon Hydro Project	W.C. and Marian H. McCall	78765	170/846	5-17-1960
Hells Canyon Hydro Project	W.C. and Marian H. McCall	78766	170/848	5-17-1960
Hells Canyon Hydro Project	W.C. and Marian H. McCall	10098	67 05/068	2-3-1967
Hells Canyon Hydro Project	Byrl E. and Tiz J. Landers	64176	167/451	9-24-1957
Hells Canyon Hydro Project	Byrl E. and Tiz J. Landers	77659	170/538	2-29-1960
Hells Canyon Hydro Project	Percy J. and Aleda Laird	68122	168/284	6-23-1958
Hells Canyon Hydro Project	Elsie Leo Tennant	61940	166/1191	5-8-1957
Hells Canyon Hydro Project	Christine Mary Leo Bartlett	61941	166/1192	5-8-1957
Hells Canyon Hydro Project	Ernest A. and Margery M. Ludiker	63619	167/286	8-19-1957
Hells Canyon Hydro Project	George C. and Velma Mapes	67296	168/020	4-25-1958
Hells Canyon Hydro Project	Nadine Wade Johnson	67298	168/026	4-25-1958
Hells Canyon Hydro Project	Josephine Crowe	67297	168/023	4-25-1958
Hells Canyon Hydro Project	Terrel D. McCormick, et al	61939	166/1189	5-8-1957
Hells Canyon Hydro Project	Franklin R. and Laura J. McKay	59840	166/557	12-17-1956
Hells Canyon Hydro Project	Umberto and Helen Miglioretto	65716	167/937	1-9-1958
Hells Canyon Hydro Project	George G. and Fern D. McKinney	61383	166/973	4-3-1957
Hells Canyon Hydro Project	George G. and Fern D. McKinney	65850	167/985	1-21-1958
Hells Canyon Hydro Project	Adella M. Miller	88851	172/913	4-30-1962
Hells Canyon Hydro Project	Carl E. and Nora Eva Miller	65818	167/972	1-17-1958
Hells Canyon Hydro Project	Carl E. and Nora Eva Miller	65817	167/971	1-17-1958
Hells Canyon Hydro Project	Robinette Forwarding Company	65819	167/973	1-17-1958
Hells Canyon Hydro Project	Ida Miller	56121	165/817	5-3-1956
Hells Canyon Hydro Project	Frans J. Olson	58904	166/278	10-19-1956
Hells Canyon Hydro Project	Oregon Short Line Railroad Company	81070	171/068	10-27-1960
Hells Canyon Hydro Project	Oregon-Washington Railroad & Navigation Company	12593	168/794	8-6-1958
Hells Canyon Hydro Project	Richard W. and Shirley Pex	64720	167/585	11-4-1957
Hells Canyon Hydro Project	Greer W. and Wanda May Pickler	78925	170/902	5-27-1960
Hells Canyon Hydro Project	Dwight E. and Ardyce E. Pline	65014	167/694	11-21-1957
Hells Canyon Hydro Project	M.H. and Esther E. Pline	66360	167/1130	2-25-1958
Hells Canyon Hydro Project	M.H. and Esther E. Pline	68976	168/537	8-11-1958
Hells Canyon Hydro Project	Jeff and Billie Wells Pollard	60552	166/750	2-7-1957
Hells Canyon Hydro Project	Anson E. and Ohlia A. Powell	66306	167/1114	2-24-1958
Hells Canyon Hydro Project	Anson E. and Ohlia A. Powell	71014	168/1182	1-6-1959
Hells Canyon Hydro Project	Guy W. and Mabel Ray	55653	165/673	4-5-1956
Hells Canyon Hydro Project	Guy W. and Mabel Ray	55652	165/672	4-5-1956
Hells Canyon Hydro Project	Harold H. Hursh	69990	168/884	10-29-1958
Hells Canyon Hydro Project	Amos D. and Ora E. Robinette	57730	165/1286	8-1-1956
Hells Canyon Hydro Project	Amos D. and Ora E. Robinette	57728	165/1283	8-1-1956
Hells Canyon Hydro Project	Amos D. and Ora E. Robinette	57727	165/1281	8-1-1956
Hells Canyon Hydro Project	John Rouse, et al	71378	168/1282	2-2-1959
Hells Canyon Hydro Project	John Rouse, et al	77694	170/560	3-2-1960
Hells Canyon Hydro Project	Edith and Ray Rynearson	67138	167/1405	4-16-1958
Hells Canyon Hydro Project	Edith and Ray Rynearson	67137	167/1401	4-16-1958
Hells Canyon Hydro Project	Claus P. and Alveda M. Sass	65403	167/836	12-13-1957
Hells Canyon Hydro Project	Catharina Sass, et al	65404	167/838	12-13-1957
Hells Canyon Hydro Project	George and Wilma Schultz	77661	170/544	2-29-1960
Hells Canyon Hydro Project	A.D. Shelvin	67896	168/228	6-5-1958
Hells Canyon Hydro Project	George K. Sjoquist, et al	56934	165/1120	6-22-1956
Hells Canyon Hydro Project	LeRoy Smelcer, et al	66437	167/1151	3-3-1958
Hells Canyon Hydro Project	LeRoy and Leslie Smelcer	77660	170/540	2-29-1960
Hells Canyon Hydro Project	Ernest C. Snyder	59070	166/339	10-31-1956
Hells Canyon Hydro Project	Ernest C. Snyder	69050	168/565	8-15-1958
Hells Canyon Hydro Project	George N. and Hiltho Speropulos	71590	168/1359	2-13-1959
Hells Canyon Hydro Project	Standard Oil Company of California	65044	167/703	11-25-1957
Hells Canyon Hydro Project	Fred G. and Valeria E. Still	60550	166/747	2-7-1952
Hells Canyon Hydro Project	Lawrence R. Smith, et al	92337	173/357	12-31-1962
Hells Canyon Hydro Project	Lawrence R. Smith, et al	92338	173/360	12-31-1962
Hells Canyon Hydro Project	M.D. Stilwell, et al	64722	167/589	11-4-1957
Hells Canyon Hydro Project	Stilwell Pengilly Lumber Co.	64347	167/497	10-4-1957
Hells Canyon Hydro Project	Donald P. Sullivan	67004	170/176	4-7-1958
Hells Canyon Hydro Project	Vincent J. Sullivan, et al	66295	167/1107	2-21-1958
Hells Canyon Hydro Project	Vincent J. Sullivan, et al	69452	168/722	9-18-1958
Hells Canyon Hydro Project	Elvere S. and Allene E. Thompson	64849	167/654	11-12-1957
Hells Canyon Hydro Project	Harvey Thompson and Violet Golick	77693	170/557	3-2-1960
Hells Canyon Hydro Project	Morris and Myrtle Wills	64846	167/646	11-12-1957
Hells Canyon Hydro Project	N. E. Wheeler, et al	66981	167/1350	4-4-1958
Hells Canyon Hydro Project	Hazel Margaret Bauman, et al	62928	167/085	7-5-1957
Hells Canyon Hydro Project	Charles O. and Mildred I. Whiteley	62929	167/087	7-5-1957
Hells Canyon Hydro Project	Henry Will	62295	166/1340	5-29-1957

EXHIBIT B

GRANT COUNTY, OREGON

[No fee lands currently listed]

EXHIBIT B

HARNEY COUNTY, OREGON
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Drewsey Substation	W.O. and Emma J. Newell	72916	46/434	8-2-1947

EXHIBIT B

MALHEUR COUNTY, OREGON
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Multiple Properties	Electric Investment Company	76203	9/487	8-14-1916
Nyssa Office	City of Nyssa, Oregon	88-18411		5-27-1988
Cairo Substation	Livestock Market Development Company	94001	140/481	12-9-1968
Harper Substation	John R. Coleman, et al	72845	132/532	5-6-1966
Holley Substation	Dewey E. and Lenora J. Winkelmann	70343	132/40	2-9-1966
Hope Substation	Malheur County, Oregon	85-131173		9-25-1985
Hope Substation	Leslie J. Matthews, Jr.	85-131247		9-30-1985
Jacobsen Gulch Substation	Skyline Farms, Inc.	82015	136/75	6-26-1967
Juntura Substation	David T. and Julia Jones	46054	69-399	1-21-1947
Jordan Valley Substation	Jordan Valley Electric Cooperative, Inc.	34708	65/37	1-5-1946
Jordan Valley Substation	Jordan Valley Electric Cooperative, Inc.	39405	66/604	5-25-1946
Jordan Valley Substation	Jordan Valley Electric Cooperative, Inc.	44304	68/617	11-22-1946
Malheur Butte Substation	Skyline Farms, Inc.	76655	134/238	11-9-1966
Jamieson Substation	Lester E. and Crystal B. Hammack	24669	90/340	8-21-1952
Cow Valley Substation	Ernest and Hattie Locey	24670	90-342	8-21-1952
Nyssa Substation	F.L. Lockwood	10268	1/449	3-1-1912
Nyssa Substation	Eris L. and Willis J. Bertram	116083		12-28-1970
Ontario Substation	Emery C. and Maleta M. Bedwell	51492	71/191	7-18-1947
Ontario Substation	Christ Ballner	52856	71/472	9-26-1947
Ontario Substation	Virgil J. and Minnie M. Jackson	52857	71/473	9-26-1947
Ontario Substation	Howard L. and Maxine Speelman	52858	71/474	9-26-1947
Ontario Substation	M.H. Thayer, et al	59200	74/371	5-18-1948
Ontario Substation	J.L. and Helen Dunker	67739	78/405	4-29-1949
Ontario Substation	State of Oregon	15046	99/124	2-17-1955
Ontario Substation	Freeman A. and Abbie G. Stewart	62795	25/309	5-6-1925
Ontario Substation	Wyman L. and Minnie Hall	62796	25/310	5-6-1925
Ore-Ida Substation	Marjorie M. Ridgeway	124131		8-31-1971
Ore-Ida Substation	Ore-Ida Foods, Inc.	126868		12-3-1971
Vale Substation	Vale Power Company	72219	29/408	3-30-1928
Adrian Substation	Lawrence and Christine Ziemer	2006-8242		11-8-2006
Sage Substation	Eddy and Evelyn Sayers	2007-8432		11-9-2007
Malheur Transmission Lands	W.J. Bailey, et al	10267	1/448	3-1-1912
Ontario-Huntington Line	Oscar and Thilda Jacobson	73643	30/177	8-31-1928
Malheur County Lands	Malheur Co-operative Electrical Association	70985	79/593	9-22-1949
Malheur County Lands	Malheur Co-operative Electrical Association	69651	79/203	7-12-1949
Malheur County Lands	Ontario-Nyssa Irrigation Company	36121	14/171	1-29-1919

EXHIBIT B

MORROW COUNTY, OREGON
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Boardman Power Plant	Boardman Power Company	1978-13972		9-1-1978

EXHIBIT B

UNION COUNTY, OREGON
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Ladd Canyon Microwave Site	Harvey and Goldie Ruckman	47956	139/266	7-8-1957
Ladd Substation	Ruth A. Crossen	6080	149/578	8-25-1964
North Powder Substation	Telocaset Wind Power Partners, LLC	20091674		5-8-2009

EXHIBIT B

WALLOWA COUNTY, OREGON
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Hells Canyon Project	W.G. and Hattie L. Miller	62471	71/77	4-23-1963
Hells Canyon Project	Earl Thompson, et al	64590	71/507	5-6-1964
Hells Canyon Project	Earl Thompson, et al	64591	71/508	5-6-1964
Hells Canyon Project	Earl Thompson, et al	64592	71/508	5-6-1964
Hells Canyon Project	Dan R. and Vi Cole	62668	71/122	6-10-1963
Hells Canyon Project	Dan R. and Violet J. Cole	69661	74/241	3-15-1967
Pallette Substation	Vern and Cecyl Colvin	55960	68/634	10-16-1959

EXHIBIT B

LINCOLN COUNTY, WYOMING

[No fee lands currently listed]

EXHIBIT B

SWEETWATER COUNTY, WYOMING
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Jim Bridger Power Plant	Union Pacific Railroad Company	391260	487/468	12-30-1970
Jim Bridger Water Line	Tourist Development Company	122677	522/ 54	3-6-1973
Jim Bridger Water Line	Wyoming Broadcasting Company	427313	527/643	6-4-1973
Jim Bridger Evaporation Pond	Union Pacific Railroad Company	489605	599/620	12-23-1975
JB Gass Desulfurization pond	Union Pacific Land Resources Corporation	774860	694/1697	10-18-1978
Jim Bridger Pumping Plant	Pacific Power & Light Company	782309	697/788	1-22-1979
Jim Bridger Fly-Ash Landfill	Pacific Power & Light Company	961998	766/926	10-24-1985
Jim Bridger Evaporation Pond	Union Pacific Land Resources Corporation	990782	776-1923	12-12-1986

EXHIBIT B

ELKO COUNTY, NEVADA
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Wells Substation	Ray A. Foote	1839	7/66	9-8-1960

EXHIBIT B

HUMBOLDT COUNTY, NEVADA
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Valmy Power Plant	Sierra Pacific Power Co.	210447	145/427	1-27-1981

EXHIBIT B

LANDER COUNTY, NEVADA
Property Name	Grantor	Instrument No.	Book/ Page	Recording Date
Valmy Power Plant	Sierra Pacific Power Co.	104268	190/253	1-27-1981